RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT



                                     among



                             COMPASS BANK-HOUSTON,
                            as a Bank and the Agent



                                      and



                     BANK ONE, TEXAS, NATIONAL ASSOCIATION,
                                   as a Bank


                                      and


              SEITEL, INC., SEITEL GEOPHYSICAL, INC., EXSOL, INC.,
                 SEITEL DATA CORP., AND SEITEL OFFSHORE CORP.,
                                  as Borrowers



                    DATED EFFECTIVE AS OF DECEMBER 31, 1994




                    $25,000,000.00 REVOLVING LINE OF CREDIT

                               TABLE OF CONTENTS

                                                                                                                               Page

SECTION 1           DEFINITIONS..................................................................................................  2

         1.1        Definitions..................................................................................................  2
         1.2        Accounting Terms............................................................................................. 26
         1.3        Other Terms.................................................................................................. 27
         1.4        References................................................................................................... 27
         1.5        Sections..................................................................................................... 27
         1.6        Number and Gender............................................................................................ 27
         1.7        Incorporation of Exhibits.................................................................................... 27
         1.8        Certain Other Matters of Construction........................................................................ 27

SECTION 2           CONDITIONS PRECEDENT......................................................................................... 27

         2.1        Conditions Precedent to Initial Advance...................................................................... 27
         2.2        Conditions Precedent to Each Loan............................................................................ 29

SECTION 3           BANKS' AGREEMENT TO MAKE ADVANCES............................................................................ 30

         3.1        Revolving Line............................................................................................... 30
         3.2        Borrowers' Loan Account...................................................................................... 31
         3.3        Additional Payments.......................................................................................... 32
         3.4        Post Maturity Advances....................................................................................... 32
         3.5        Borrowing Base............................................................................................... 32
         3.6        Borrowing Procedure for Notes................................................................................ 33
         3.7        Purpose...................................................................................................... 34
         3.8        Interest..................................................................................................... 34
         3.9        Repayment of Loans and Interest.............................................................................. 34
         3.10       Outstanding Amounts.......................................................................................... 35
         3.11       Time, Place, and Method of Payments.......................................................................... 35
         3.12       Voluntary Prepayments and Conversions of Loans............................................................... 35
         3.13       Commitment Fee............................................................................................... 36
         3.14       Facility Fee................................................................................................. 36
         3.15       Loans to Satisfy Obligations of Borrowers.................................................................... 36
         3.16       Security Interest in Accounts; Right of Offset............................................................... 36
         3.17       General Provisions Relating to Interest...................................................................... 37
         3.18       Yield Protection............................................................................................. 38
         3.19       Limitation on Types of Loans................................................................................. 39
         3.20       Illegality................................................................................................... 39
         3.21       Regulatory Change............................................................................................ 40
         3.22       Limitations on Interest Periods.............................................................................. 40
         3.23       No Commitment to Extend...................................................................................... 40

SECTION 4           BORROWER'S REPRESENTATIONS AND WARRANTIES.................................................................... 41

         4.1        Representations and Warranties............................................................................... 41




                                     - i -





SECTION 5           SECURITY INTEREST OF BANKS IN COLLATERAL..................................................................... 48

         5.1        Creation of Security Interest................................................................................ 48
         5.2        Perfection of Security Interests............................................................................. 50
         5.3        Other Laws; Power of Attorney................................................................................ 50
         5.4        Obligations Secured.......................................................................................... 51
         5.5        Miscellaneous Collateral Provisions.......................................................................... 51
         5.6        Filing Reproductions......................................................................................... 51
         5.7        Independent Grants of Security Interests..................................................................... 51

SECTION 6           COLLECTION OF ACCOUNTS....................................................................................... 51

         6.1        Collection................................................................................................... 51
         6.2        Collection Actions By Borrowers.............................................................................. 52

SECTION 7           AFFIRMATIVE COVENANTS........................................................................................ 52

         7.1        Affirmative Covenants........................................................................................ 52

                    (a)          Defend Collateral............................................................................... 53
                    (b)          Pay Taxes and Assessments....................................................................... 53
                    (c)          Maintain Valid Security Interest................................................................ 53
                    (d)          Notice of Name Change........................................................................... 53
                    (e)          Financial Reporting............................................................................. 53
                    (f)          Federal Reporting............................................................................... 56
                    (g)          Decrease in Value............................................................................... 56
                    (h)          Movement of Inventory........................................................................... 56
                    (i)          Location of Records............................................................................. 56
                    (j)          Bankruptcy Code................................................................................. 57
                    (k)          Inspection...................................................................................... 57
                    (l)          Additional Notices.............................................................................. 57
                    (m)          Legal Expenses of Banks......................................................................... 58
                    (n)          Reimbursement of Certain Expenses............................................................... 59
                    (o)          Insurance....................................................................................... 59
                    (p)          INDEMNIFICATION................................................................................. 60
                    (q)          Operating Account............................................................................... 61
                    (r)          Comply With Law................................................................................. 61
                    (s)          Qualify as Foreign Corporation.................................................................. 62
                    (t)          Maintain Backup Data............................................................................ 62
                    (u)          Further Assurances.............................................................................. 62

SECTION 8           NEGATIVE COVENANTS........................................................................................... 62

         8.1        Negative Covenants of Borrowers.............................................................................. 62

                    (a)          Change of Location.............................................................................. 62
                    (b)          No Transfer of Collateral....................................................................... 63
                    (c)          No Change in Accounting Practices............................................................... 63
                    (d)          No Purchase of Stock............................................................................ 63
                    (e)          No Change in Ownership.......................................................................... 63
                    (f)          No Payment of Subordinated Debt................................................................. 63
                    (g)          Current Ratio................................................................................... 64



                                     - ii -




                    (h)          Debt to Tangible Net Worth Ratio................................................................ 64
                    (i)          Cash Flow Coverage Ratio........................................................................ 64
                    (j)          Transactions with Affiliates.................................................................... 65
                    (k)          Consolidated Tangible Net Worth................................................................. 65
                    (l)          No Additional Debt.............................................................................. 65
                    (m)          No Transfer of Seismic Data..................................................................... 66
                    (n)          No Acquisitions of Other Entities............................................................... 66
                    (o)          No Loans or Advances............................................................................ 66
                    (p)          No Dividends or Distributions................................................................... 67
                    (q)          No Change in Basic Business..................................................................... 67
                    (r)          Purpose......................................................................................... 67
                    (s)          Permitted Transactions.......................................................................... 67
                    (t)          No Purchase of Margin Security.................................................................. 67

SECTION 9           EVENTS OF DEFAULT; ACCELERATION.............................................................................. 67

         9.1        Events of Default............................................................................................ 67

                    (a)          Payment Defaults................................................................................ 67
                    (b)          Non Performance of Covenants.................................................................... 68
                    (c)          Failure to Pay Insurance Payments............................................................... 68
                    (d)          Non Compliance With Inspections................................................................. 68
                    (e)          Meeting of Creditors............................................................................ 68
                    (f)          Changes in Ownership or Senior Management....................................................... 68
                    (g)          Fraud........................................................................................... 68
                    (h)          Termination of Credit Document 1................................................................ 68
                    (i)          Breach of Warranty or Representation............................................................ 68
                    (j)          Default in Other Obligations.................................................................... 69
                    (k)          Failure to Satisfy Condition Precedent.......................................................... 69
                    (l)          Insolvency...................................................................................... 69
                    (m)          Insolvency Proceedings.......................................................................... 69
                    (n)          Levy on Property................................................................................ 70
                    (o)          Final Orders, Judgments, and Decrees............................................................ 70
                    (p)          Governmental Charges............................................................................ 70
                    (q)          Fraudulent Transfers............................................................................ 70
                    (r)          Not a First Security Interest................................................................... 70
                    (s)          Material Adverse Change......................................................................... 70
                    (t)          Cessation of Business........................................................................... 71
                    (u)          Contest by Borrower or Affiliate................................................................ 71
                    (v)          Transfer of Stock............................................................................... 71
                    (w)          Filing of Lawsuits.............................................................................. 71

SECTION 10          POWER TO SELL OR COLLECT COLLATERAL; RIGHTS AND REMEDIES..................................................... 71

         10.1       Acceleration................................................................................................. 71
         10.2       Rights and Remedies With Respect to Collateral............................................................... 72
         10.3       Uniform Commercial Code Remedies............................................................................. 73
         10.4       Proceeds..................................................................................................... 73
         10.5       Deficiency................................................................................................... 73
         10.6       Agent's Duties............................................................................................... 73
         10.7       Non-Judicial Remedies........................................................................................ 74
         10.8       Remedies Not Exclusive....................................................................................... 74



                                    - iii -



         10.9       Successive Sales............................................................................................. 74
         10.10      Enforcement Against Particular Collateral.................................................................... 75
         10.11      Suit Against Borrowers....................................................................................... 75

SECTION 11          EXPENSES: PROCEEDS OF COLLATERAL............................................................................. 75

         11.1       Collection Costs............................................................................................. 75

SECTION 12          THE AGENT.................................................................................................... 75

         12.1       Appointment.................................................................................................. 75
         12.2       Delegation of Duties......................................................................................... 76
         12.3       Exculpatory Provisions....................................................................................... 76
         12.4       Reliance by Agent............................................................................................ 76
         12.5       Notice of Default............................................................................................ 77
         12.7       INDEMNIFICATION.............................................................................................. 78
         12.8       Primary and Secondary Collateral............................................................................. 79
         12.9       Restitution.................................................................................................. 79
         12.10      Agent in Its Individual Capacity............................................................................. 80
         12.11      Successor Agent.............................................................................................. 80
         12.12      Applicable Parties........................................................................................... 80

SECTION 13          GENERAL...................................................................................................... 81

         13.1       Waivers...................................................................................................... 81
         13.2       Replacement of Prior Loan Agreement.......................................................................... 81
         13.3       Lien Continuation............................................................................................ 81
         13.4       Notices...................................................................................................... 82
         13.5       Transfers and Participations................................................................................. 82
         13.6       GOVERNING LAW................................................................................................ 83
         13.7       Entire Agreement............................................................................................. 83
         13.8       Construction and Severability................................................................................ 83
         13.9       Other Advances............................................................................................... 84
         13.10      No Duty or Special Relationship.............................................................................. 84
         13.11      NO CONTROL BY BANKS.......................................................................................... 84
         13.12      No Partnership............................................................................................... 85
         13.13      Calculation of Financial Covenants........................................................................... 85
         13.14      No Restrictions on DDD Energy, Inc........................................................................... 85
         13.15      Binding Effect............................................................................................... 85
         13.16      Renewal of Indebtedness...................................................................................... 85
         13.17      Banks' Discretion............................................................................................ 86
         13.18      Counterparts................................................................................................. 86
         13.19      Business Loans............................................................................................... 86
         13.20      JURISDICTION AND VENUE....................................................................................... 86
         13.21      DECEPTIVE TRADE PRACTICES.................................................................................... 86


                RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT


                  THIS RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT is entered into and executed this 4th day of May, 1995, but effective as of December 31, 1994, by and among SEITEL, INC., a Delaware corporation ("Seitel"), SEITEL DATA CORP., a Delaware corporation ("Data"), SEITEL GEOPHYSICAL, INC., a Delaware corporation ("Geophysical"), SEITEL OFFSHORE CORP., a Delaware corporation ("Offshore"), and EXSOL, INC., a Delaware corporation ("Exsol"; collectively with Seitel, Data, Geophysical, and Offshore, "Borrowers"), each with their respective chief executive offices and principal places of business at 50 Briar Hollow Lane, 7th Floor West, Houston, Texas 77027; BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank One"), with an office at 910 Travis, Houston, Texas 77002; and COMPASS BANK-HOUSTON, a Texas state chartered banking institution ("Compass"), with an office at 24 Greenway Plaza, Houston, Texas 77046, and a mailing address of P.O. Box 4444, Houston, Texas 77210-4444. Bank One, Compass, and each financial institution that becomes a party hereto or entitled to the benefits and subject to the obligations hereunder subsequent to the date hereof, is referred to herein as "Bank" and collectively as "Banks". Compass is the agent for Banks in accordance with the terms hereof and is referred to herein, in such capacity (together with any successors designated pursuant hereto) as "Agent".

                  Borrowers have, jointly and severally, applied to Banks for a revolving line of credit (the "Revolving Line") not to exceed an aggregate principal amount at any one time outstanding of TWENTY-FIVE MILLION AND NO/100 Dollars ($25,000,000.00), to be secured by, among other things, a security interest in all of the Collateral (as such term is hereinafter defined and used) now owned or hereafter acquired by any Borrower, on the terms hereinafter set forth. Banks are willing to extend such a Revolving Line to Borrowers up to an aggregate amount not in excess of the amount set forth above upon the security of, among other things, such Collateral and on the terms and subject to the conditions hereinafter set forth.


                                   AGREEMENT:

                  NOW, THEREFORE, in consideration of the above premises, the credit to be extended hereunder, the mutual agreements of the parties as set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                                   SECTION 1
                                  DEFINITIONS

                 1.1 Definitions. In addition to the defined terms set forth elsewhere herein, the following terms shall have the meanings set forth below:

         "Accounts" and "Accounts Receivable" shall mean (a) all accounts, accounts receivable, book debts, notes, notes receivable, contracts, contract rights, retail installment sales contracts, drafts, instruments, conditional sales contracts, chattel mortgages, chattel paper, title retention and lien instruments, security agreements, Participation Agreements, Licensing Agreements, distributions payable or which will be payable to Offshore under or in connection with the Digitel Agreement, documents, acceptances, and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to any Borrower from whatever source arising, whether or not earned yet by performance, including, without limitation, under any trade names, styles, or divisions thereof, and whether arising from the sale or lease of goods or the rendition of services or any other transaction, including, without limitation, any such obligation which might be characterized as an account, general intangible, other than contract rights under contracts containing prohibitions against assignment of or the granting of a security interest in the rights of a party thereunder, or chattel paper under the Uniform Commercial Code in effect in any jurisdiction; (b) all rights of any Borrower in, to, and under all purchase orders now owned or hereafter received or acquired by any Borrower for goods or services; (c) all rights of any Borrower in and to any goods, services, and other property, the sale or lease of which gave rise to any of the foregoing, including, without limitation, returned or repossessed goods and rights of unpaid sellers; (d) all moneys (or cash equivalents) and non-cash proceeds due or to become due to any Borrower, or other rights of any Borrower, under all contracts for the sale or lease of goods or the performance of services, whether or not earned by performance, or in connection with any other transaction, now in existence or hereafter arising; (e) all state and federal tax refunds due to any Borrower; (f) all of the right, title, and interest of any Borrower in and to the goods, services, and other property which secures any of the foregoing, and the guarantees, and collateral securing such guarantees, of any kind given by any Person with respect to any of the foregoing; (g) all insurance policies and proceeds relating thereto; (h) all of the rights of any Borrower as an unpaid seller of goods or services, including, without limitation, the rights of stoppage in transit, replevin, and resale; (i) all files, records, ledgers, invoices, and documents evidencing any of the foregoing; and (j) all of the foregoing, whether now existing or hereafter created or acquired.

         "Account Debtor" shall mean the person who is obligated on or under any Account.

         "Additional Costs" shall mean costs which any Bank determines are attributable to its obligation to make or its making or maintaining any LIBO Rate Loan, or any reduction in any amount to be received by any Bank in respect of any such obligation or any LIBO Rate Loan, resulting from any Regulatory Change which (a) changes the basis of taxation of any amounts payable to such Bank under this Agreement or the Notes in respect of any LIBO Rate Loan (other than taxes imposed on the overall net income of such Bank), (b) imposes or modifies any reserve, special deposit, minimum capital, capital rates, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, any Bank (including LIBO Rate Loans and dollar deposits in the London interbank market in connection with LIBO Rate Loans), or any commitments of any Bank hereunder, or (c) imposes any other condition affecting this Agreement or any of such extensions of credit, liabilities, or commitments.

         "Adjusted LIBO Rate" shall mean, for any LIBO Rate Loan, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Banks to be equal to the sum of the LIBO Rate for such Loan plus the Applicable Margin, but in no event exceeding the Highest Lawful Rate.

         "Affiliate" shall mean any Person directly or indirectly controlling, or under common control with, the Borrowers and includes any Subsidiary of any of the Borrowers and any "affiliate" of any of the Borrowers within the meaning of Reg. ss.240.12b-2 ("Rule 12b-2") of the Securities Exchange Act of 1934, as amended, with "control," as used in this definition, having the meaning set forth in Rule 12b-2.

         "Agreement" shall mean this Restated Revolving Credit and Security Agreement, as it may be amended, supplemented, or restated from time to time.

         "Applicable Lending Offices" shall mean the lending office of the Banks (or an affiliate of the Banks) designated on the first page hereof or such other office of the Banks (or an affiliate of the Banks) as the Banks may from time to time specify to the Borrowers (or their representatives) as the office by which Loans of such type are to be made and maintained.

         "Applicable Margin" shall mean as to each LIBO Rate Loan, two percent (2.00%).

         "Bank One Note" shall mean the promissory note of the Borrowers payable to the order of Bank One in the form attached as Exhibit "C", together with all renewals, extensions for any period, increases, replacements, modifications, substitutions, and rearrangements thereof.

         "Borrowers' Loan Account" shall mean the account on the books of Agent in which Agent will record loans and other advances made by Agent for Banks to or for the benefit of one or more Borrowers pursuant to this Agreement, payments received on such loans, and other appropriate debits and credits as provided by Section 3.2.

         "Borrowing Base" shall mean an amount equal to the sum of (a) 85% of the amount of the Eligible Accounts, plus (b) the lesser of (i) 25% of the amount of Eligible Inventory or (ii) $10,000,000.00.

         "Borrowing  Base  Report"  shall  mean  that  certain   Borrowing  Base
         calculation, substantially in the form of Exhibit "A" attached hereto.

         "Borrowing Request" shall mean each written request, in substantially the form attached hereto as Exhibit "E", by Seitel to the Agent confirmed by a telephone call from Seitel to Agent for a borrowing, conversion, or prepayment pursuant to Sections 3.6 or 3.12, or otherwise, each of which shall:

               (a)    be signed by a Responsible Officer of
                      Seitel;

               (b) specify the amount and type of Loan requested, and, as applicable, the Loan to be converted or prepaid and the date of the borrowing, conversion, or prepayment (which shall be a Business Day);

               (c) when requesting a Floating Rate Loan, be delivered to the Agent no later than 10:00 a.m., Central Standard or Daylight Savings Time, as the case may be, on the Business Day of the requested borrowing, conversion, or prepayment; and

               (d) when requesting a LIBO Rate Loan, be delivered to the Agent no later than 10:00 a.m., Central Standard or Daylight Savings Time, as the case may be, one Business Day preceding the requested borrowing, conversion, or prepayment and designate the Interest Period requested with respect to such Loan.

         "Business Day" shall mean (a) for all purposes other than as covered by clause (b) of this definition, a day other than a Saturday, Sunday, legal holiday for commercial banks under the laws of the State of Texas, or any other day when banking is suspended in the State of Texas, and (b) with respect to all requests, notices, and determinations in connection with, and payments of principal and interest on, LIBO Rate Loans, a day which is a Business Day described in clause (a) of this definition and which is a day for trading by and between banks for Dollar deposits in the London interbank market.

         "Closing Date" shall mean the execution date of this Agreement, as reflected on the first page of this Agreement.

         "Collateral" shall mean all of each Borrower's Accounts, Equipment (excluding office equipment, furnishings and Exsol's, Offshore's, and Geophysical's Equipment not constituting Seismic Data), General Intangibles, Seismic Data and other Inventory, all outstanding stock of each of Seitel's Subsidiaries (other than DDD Energy, Inc.), and any and all other personal property of any Borrower or any other Person in which Banks acquired, now have, or by this Agreement or any other agreement acquires, or hereafter acquires, a security interest, lien, or other rights or interests as security for any or all of Borrower's Liabilities, including, without limitation, Borrower's obligations under this Agreement.

         "Commitment" shall mean the obligation of each Bank, according to their Commitment Percentage and, subject to applicable provisions of this Agreement, to make Loans to or for the benefit of the Borrowers pursuant to Section 3.1.

         "Commitment Amount" shall mean the lesser of (a) the Borrowing Base, or (b) $25,000,000.00.

         "Commitment Fee" shall mean each fee payable to the Banks by the Borrowers pursuant to Section 3.13.

         "Commitment Period" shall mean the period from and including the Closing Date to but not including the Commitment Termination Date.

         "Commitment Percentage" shall mean as to Bank One, 50% and Compass, 50%.

         "Commitment Termination Date" shall mean the earlier to occur of (a) June 1, 1997, or (b) the date on which an Event of Default shall occur.

         "Commonly Controlled Entity" shall mean any Person which is under common control with the Borrowers within the meaning of Section 4001 of ERISA.

         "Compass Alabama" shall mean Compass Bank, an Alabama banking corporation.

         "Compass Note" shall mean the promissory note of the Borrowers payable to the order of Compass in the form attached as Exhibit "D", together with all renewals, extensions for any period, increases, replacements, modifications, substitutions, and rearrangements thereof.

         "Compliance Certificate" shall mean that certain Certificate in the form of Exhibit "B" attached hereto.

         "Credit Documents" shall mean this Agreement, the Notes, the Prior Security Agreements, the Notification and Acknowledgment of Registration of Security Interest/Pledge dated as of May 19, 1994, among Bank One, Compass Alabama, Offshore, and Digitel, and such other instruments, documents, and agreements evidencing, securing, or pertaining to the loans which have heretofore been or hereafter are from time to time executed and delivered to Banks (or their predecessors) by Borrowers (or any of them), or any other Person pursuant to this Agreement or otherwise.

         "Current Assets" shall mean all assets which would, in accordance with GAAP, be included as current assets on a consolidated balance sheet of Seitel as of the date of calculation (regardless of how assets are actually classified on Seitel's consolidated balance sheet); provided that, for purposes of this Agreement, Current Assets do not include any of the Seismic Data (including, without limitation, any Seismic Data which could be classified as a current asset on the consolidated balance sheet of Seitel), but do include the unadvanced portion of the Borrowing Base (not to exceed $25,000,000.00).

         "Current Liabilities" shall mean all liabilities which would, in accordance with GAAP, be included as current liabilities on a consolidated balance sheet of Seitel as of the date of calculation (regardless of how liabilities are actually classified on Seitel's consolidated balance sheet).

         "DDD Credit Agreement" shall mean the Credit Agreement, among Banks and DDD Energy, Inc., as may be amended from time to time.

         "Default" shall mean any event or occurrence which with the lapse of time or the giving of notice or both would become an Event of Default.

         "Digitel" shall mean Digitel Data Joint Venture.

         "Digitel Agreement" shall mean the Digitel Data Joint
         Venture Agreement, between Offshore and Digicon Data,
         Inc., as may be amended.

         "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

         "Eligible Account" shall mean an Account of any one or more Borrowers in which Banks and/or Agent maintain a first perfected security interest and which meets each of the following requirements:

                (a) (i) with respect to Accounts arising from the licensing of Seismic Data only, it is a payment obligation of an Account Debtor arising in connection with the non-exclusive licensing of any Borrower's Seismic Data under a Licensing Agreement substantially in the form of
                       Exhibit "F" or under a Participation Agreement in substantially the form of Exhibit "G", such license having been granted by the applicable Borrower and accepted by the Account Debtor, and the applicable Borrower's full right to payment for all sums due from such Account Debtor with respect to such Account shall have been earned and then be due and payable and, (ii) with respect to all other types of Accounts, it arises from the sale or lease of goods or from services rendered, such goods have been shipped or delivered to the Account Debtor under such Account and such services have been fully performed and have been accepted by the Account Debtor, and the applicable Borrower's full right to payment for all sums due from such Account Debtor with respect to such Account Receivable shall have been earned and then be due and payable;

                (b) it is a valid and legally enforceable obligation of the Account Debtor thereunder according to its express terms, and is not subject to any offset, counterclaim, crossclaim, or other defense on the part of such Account Debtor denying liability thereunder in whole or in part;

                (c) it is not subject to any mortgage, lien, security interest, or similar adverse rights or interests whatsoever other than security interests granted to Banks and/or Agent for the benefit of Banks;

                (d) it is evidenced by an invoice (or similar document), dated not later than the date of shipment, performance, or licensing, rendered to such Account Debtor, and if it is evidenced by an instrument or note, if and to the extent requested by the Required Banks, Borrowers shall deliver to Agent the original of any and all notes held by it (endorsed to the order of Agent), drafts, title retention and lien instruments, security agreements, acceptances, conditional sale contracts, chattel mortgages or chattel paper, and the Banks may exclude from Eligible Accounts any of such items which are not delivered to Agent (upon and to the extent requested by the Required Banks in accordance with this paragraph) and in which the Banks do not have a perfected first security interest;

                (e) it is not owing by an Account Debtor whose obligations with respect to which Agent, acting in its reasonable discretion on behalf of the Banks, shall have notified Seitel (on behalf of Borrowers) orally (confirming such notice promptly in writing) that Accounts owing by such Account Debtor do not constitute an Eligible Account;

                (f) it is not due from (i) an Affiliate, or (ii) any stockholder (other than a stockholder of Seitel), officer, director, manager, or employee of one or more of Borrowers or of any Affiliate, or (iii) any individual who is a relative of any one or more of the foregoing by blood or marriage;

               (g) it does not constitute, require, or provide for progress billings (except with respect to progress billings for work and services which have been completed and accepted), retainages, or deferred payments under a contract not fully performed;

               (h) it does not constitute interest or finance charges on outstanding balances nor any amount received as a down payment or prepayment or other principal reduction or similar payment;

               (i)    it  is  an  Account  with  respect  to  which  no  return,
                      repossession,   rejection,  cancellation,  or  repudiation
                      shall have occurred or have been threatened;

                (j) it is not subject to any trial terms, sales-or-return terms, consignment terms, guaranteed sales performance terms, C.O.D. terms, cash terms, or similar terms or conditions;

                (k) it is not owed by an Account Debtor that is not an individual residing in the United States or Canada or a corporation or partnership organized and validly existing or qualified to do business under the laws of a state within the United States or Canada (provided, however, that Eligible Accounts owing from Account Debtors residing, organized, or qualified in Canada shall not exceed twenty percent (20%) of the aggregate value of Borrowers' Eligible Accounts);

                (l) it is not an Account subject, in whole or in part, to any "bill and hold" or similar arrangement pursuant to which the invoice (or similar document) is delivered prior to the actual delivery of the sold or leased goods or the performance of the services; without limiting the foregoing, for purposes of clarification, an Account for which an invoice or billing has been issued to an Account Debtor and the Account Debtor is to select a particular type of Seismic Data to purchase, such an Account shall (subject to the other subsections of this definition) constitute an Eligible Account provided that amounts are actually then due and owing under and with respect to the invoice or billing, regardless of whether the Account
                       Debtor has selected the particular Seismic Data to be purchased;

                (m) unless otherwise agreed by Banks, (i) if the Account is evidenced by an invoice which requires payment in full thereof within 30 days from the date thereof, it is not an Account with respect to which one hundred twenty (120) days or more shall have passed since the relevant invoice date;
                      (ii) if the Account is to be paid by the Account Debtor in multiple installments, as a deferred payment, or on other terms and such Account is due to be paid in full pursuant to such installments or terms within 120 days from the original invoice date, it is not an Account for which any particular installment or other payment is 30 days or more past due; and (iii) if the Account is to be paid by the Account Debtor in multiple installments or on other terms and such Account is due to be paid in full pursuant to such installments or terms 120 days or more from the original invoice date, it is not an Account for which any particular installment or other payment is 5 days or more past due; provided that the aggregate amount of any installments or other payments due on and with respect to such Account 12 months or more past the date of the most recent monthly Borrowing Base Report submitted under
                      Section 7.1(e)(iv), shall be excluded from Eligible Accounts in connection with such calculation of the Borrowing Base;

               (n) it is not owed by any Account Debtor who has account balances with one or more of Borrowers equalling or exceeding ten percent (10%) of its total Accounts which do not constitute Eligible Accounts;

                (o) if it is an Offshore Account (notwithstanding anything herein to the contrary), then (i) it must be a distribution then payable (or which is reasonably expected to be payable within one hundred twenty (120)
                       days) to Offshore under and in connection with the Digitel Agreement by virtue of an Underlying Digitel Account, which meets the definition of an Eligible Account as provided for herein, except that (x) references to Borrowers in such definition (other than in subsection (e)) will be deemed references to Digitel; (y) no Person, including Banks, shall have any lien on or security interest in such Underlying Digitel Account (other than

                      Permitted Liens); and (z) such Underlying Digitel Account must not be evidenced by an instrument, note or chattel paper (the "Acceptable Underlying Digitel Account"); (ii) such Offshore Account shall be an Eligible Offshore Account; and (iii) such Offshore Account shall be deemed to have a value, for purposes of determining the Borrowing Base, not in excess of the lesser of (x) $1,000,000.00, or
                      (y) fifty percent (50%) of the difference obtained by subtracting (A) the outstanding value of the Acceptable Underlying Digitel Account to which such Offshore Account relates, less (B) all applicable sales commissions, rebates, taxes, management fees, insurance costs, data storage fees, copying fees and charges and any other costs, expenses and amounts which may reasonably be expected by Banks not to be available for distribution to Offshore within one hundred twenty (120) days of the creation of such Underlying Digitel Account;

                (p)    it is not an Account  or a portion  of an  Account  that,
                       when aggregated with all other Accounts owed by an Account Debtor liable therefore (the "Concentrated Account Debtor"), exceeds twenty-five percent (25%) of the total value of one or more of Borrowers' total Accounts (the "25% Collar") (provided, however, that this provision shall not apply until Banks give oral notice to Borrowers (confirming such notice promptly in writing) of its intention to apply this provision to a specific Account Debtor and, provided further, this provision shall not be deemed to exclude from otherwise Eligible Accounts the portion of Accounts owing by a Concentrated Account Debtor as do not exceed the 25%
                      Collar); and

                (q) it is not an Account in which any Borrower has failed to perform all of its obligations with respect to the goods or services, the sale or lease or rendition of which gave rise to the Account, unless the failure to perform any such obligation does not adversely impact the collectability of all amounts due on such Account.

         "Eligible  Inventory"  shall mean  Seismic Data to which any one of the
         Borrowers  holds  good  title,   which  meets  each  of  the  following
         requirements:

                (a) it does not include Eligible Accounts or any other rights to payment or receivables arising under any Licensing Agreements, Participation Agreements or otherwise;

                (b) it is not licensed under a proprietary agreement or exclusive Licensing Agreement;

                (c) it is Seismic Data that has generated licensing income of at least ten (10) percent of its book value during the previous four (4) full consecutive quarters;

                (d) it is not Seismic Data acquired through any of Borrowers' joint ventures or partnerships or under or in connection with any Participation Agreement, unless such joint ventures, partnerships or Participation Agreements are in form and substance acceptable to Banks and, then, only to the extent Borrowers directly own such Seismic Data;

                (e) it is subject to Banks' (and/or Agent's for the benefit of Banks) first perfected security interest and is not subject to any lien, security interest, mortgage, pledge or other interest adverse to Banks, other than Permitted Liens; and

                (f) it is not patented, trademarked or copyrighted or subject to any patent, trademark or copyright.

         "Eligible Offshore Accounts" shall mean each Offshore Account which meets each of the following requirements:

                (a) such Offshore Account is or will within one hundred twenty (120) days of the creation of the Underlying Digitel Account be the valid and legally enforceable obligation of Digitel to make payments of distributions to Offshore which distributions have been or will within such time period be validly authorized;

                (b) such Offshore Account is not subject to any offset, counterclaim, crossclaim or other defense on the part of Digitel or any other party denying liability therefor or thereunder in whole or part;

                (c) such Offshore Account is not subject to any mortgage, lien, security interest, or similar adverse rights or interests whatsoever other than the security interests granted to Banks and/or Agent for the benefit of Banks;

                (d) such Offshore Account is not past due and is not evidenced by an instrument, note or chattel paper;

                (e) such Offshore Account is not a payment of interest or a repayment of loan principal or a repayment or other return of capital;

                (f) not more than one hundred twenty (120) days shall have passed since such Offshore Account first constituted an Eligible Account; and

                (g) such Offshore Account which is otherwise an Eligible Account shall only be considered an Eligible Account as long as Offshore is in full conformity with its obligations and agreements under the Digitel Agreement and Digitel (i) is not in default under any of its material agreements or obligations, (ii) has not caused, allowed or suffered to occur any lien, claim, charge, security interest, mortgage, secondary financing or encumbrance to exist or be asserted in, against or upon any of Digitel's property or assets except for (x) liens of carriers, warehousemen, landlords, mechanics, laborers, and materialmen arising by law for sums which are (A) not yet due or (B) being diligently contested in good faith and with respect to which Digitel has set aside sufficient reserves and (y) liens for taxes which are (A) not yet due or (B) being diligently contested in good faith and with respect to which Digitel has set aside sufficient reserves and (C) is not indebted to any person or entity other than for trade payables incurred in the ordinary course of business.

         "Environmental Complaint" shall mean any written or oral complaint, order, directive, claim, citation, notice of environmental report or investigation, or other notice by any Governmental Authority or any written complaint from any other Person with respect to (a) air emissions, (b) spills, releases, or discharges to soils, any improvements located thereon, surface water, groundwater, or the sewer, septic, waste treatment, storage, or disposal systems servicing any Property of the Borrowers, (c) solid or liquid waste disposal, (d) the use, generation, storage, transportation, or disposal of any Hazardous Substance, or (e) other environmental, health, or safety matters affecting any Property of the Borrowers or the business conducted thereon.

         "Environmental Laws" shall mean (a) the following federal laws as they may be cited, referenced, and amended from time to time: the Clean Air Act, the Clean Water Act, the Safe Drinking Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Endangered Species Act, the Resource Conservation and Recovery Act, the Occupational Safety and Health Act, the Hazardous Materials Transportation Act, the Superfund Amendments and Reauthorization Act, and the Toxic Substances Control Act; (b) any and all equivalent environmental statutes of any state in which Property of any of the
         Borrowers is situated, as they may be cited, referenced and amended from time to time; (c) any rules or regulations promulgated under or adopted pursuant to the above federal and state laws; and (d) any other equivalent federal, state, or local statute or any requirement, rule, regulation, code, ordinance, or order adopted pursuant thereto, including, without limitation, those relating to the generation, transportation, treatment, storage, recycling, disposal, handling, or release of Hazardous Substances.

         "Equipment" shall mean all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in any Borrower's operations or owned by any Borrower or in which any Borrower has an interest, whether now owned or hereafter acquired and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations thereunder and interpretations thereof.

         "Event of Default" shall mean any of the events specified in Section 9 of this Agreement.

         "Facility Fee" shall mean the fee payable to the Banks by the Borrowers pursuant to Section 3.14.

         "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of Dallas, Texas, on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Banks on such day on such transactions as determined by the Banks.

         "Financial   Statements"  shall  mean,   collectively,   the  financial
         statements of Borrowers, which have been delivered to Banks in connection with Borrowers' application to Banks for the loans to be made by Banks pursuant to this Agreement, and which are to be delivered in accordance with the terms and requirements of Section 7.1(e).

         "Fixed Rate Loan" shall mean any LIBO Rate Loan.

         "Floating Rate" shall mean an interest rate per annum equal to the Index Rate from time to time in effect, but in no event exceeding the Highest Lawful Rate.

         "Floating Rate Loan" shall mean any Loan and any portion of the outstanding balance of Borrowers' Loan Account which the Borrowers have requested, in the initial Borrowing Request for such Loan or a subsequent Borrowing Request for such portion of the outstanding balance of Borrowers' Loan Account, bear interest at the Floating Rate, or which pursuant to the terms hereof is otherwise required to bear interest at the Floating Rate.

         "GAAP" shall mean generally accepted accounting principles established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants and in effect in the United States from time to time, applied on a basis consistent with that of the preceding fiscal year of Seitel, reflecting only such changes in accounting principles or practice with which the independent public accountants of Seitel concur.

         "General Intangibles" shall mean all general intangibles of each Borrower, whether now owned or hereafter created or acquired by each Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, rights to royalties, blueprints, drawings, confidential information, catalogs, sales literature, video tapes, consulting agreements, employment agreements, customer lists, tax refund claims, computer programs, insurance policies, deposits with insurers, all claims under guaranties, security interests or other security held by or granted to each Borrower to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

         "Geophysical Agreement" shall mean the Term Credit and Security Agreement dated July 15, 1993, between Geophysical and Compass Alabama, as amended from time to time.

         "Geophysical   Documents"   shall   mean,   collectively,   the  Seitel
         Geophysical  Guaranty,   the  Geophysical  Note,  and  the  Geophysical
         Agreement, as each may be amended from time to time.

         "Geophysical Loan" shall mean the $4,300,000.00 term loan by Compass Alabama to Geophysical, as evidenced by the Geophysical Note.

         "Geophysical Note" shall mean the Term Note dated July 15, 1993, in the original principal amount of $4,300,000.00, executed by Geophysical and made payable to the order of Compass Alabama, and as may be increased, renewed, replaced, substituted, modified, extended, and rearranged from time to time.

         "Governmental Authority" shall mean any nation, country, commonwealth, territory, government, state, county, parish, municipality, agency, or other political subdivision and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, including, without limitation, any state agencies and Persons responsible in whole or in part for environmental matters in the states in which any Borrower is located or otherwise conducting its business activities and the United States Environmental Protection Agency.

         "Hazardous Substances" shall mean flammables, explosives, radioactive materials, hazardous wastes, asbestos, or any material containing asbestos, polychlorinated biphenyls (PCBs), toxic substances or related materials, petroleum, petroleum products, associated oil or natural gas exploration, production, and development wastes, or any substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," or "toxic substances" under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Superfund Amendments and Reauthorization Act, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, the Toxic Substances Control Act, as amended, or any other law or regulation now or hereafter enacted or promulgated by any Governmental Authority.

         "Highest Lawful Rate" shall mean, on any day, the highest nonusurious rate of interest, if any, permitted by applicable law on such day (calculated on the basis of a 365 or 366 day year, as applicable). For purposes of TEX. REV. CIV. STAT. ANN., Art. 5069-1.04, as it may from time to time be amended, the Highest Lawful Rate shall be the "indicated rate ceiling" referred to in and determined under Art. 5069-1.04(a)(1) from time to time in effect; provided, however, that to the extent permitted by applicable law, Banks reserve the right to change, from time to time by further notice and disclosure to Borrower, the ceiling on which the Highest Lawful Rate is based under Art. 5069-1.04; and provided further, that the "highest nonusurious rate of interest permitted by applicable law" for purposes of this Agreement shall not be limited to the applicable rate ceiling under Art.
         5069-1.04 if federal laws or other state laws now or hereafter in effect and applicable to this Agreement (and the interest contracted for, charged, and collected hereunder) shall permit a higher rate of interest.

         "Index Rate" shall mean, on any day, the prime rate as published in The Wall Street Journal's "Money Rates" table for that day. If multiple prime rates are quoted in such table, then the highest prime rate quoted therein shall be the Index Rate. In the event that a prime rate is not published in the Wall Street Journal's "Money Rates" table, then Banks will choose a substitute Index Rate, for purposes of calculating the Applicable Rate, which is based on comparable information, until such time as a prime rate is published in the Wall Street Journal's "Money Rates" tables.

         "Insolvency Proceeding" shall mean application (whether voluntary or instituted by another Person) for or the consent to the appointment of a receiver, trustee, conservator, custodian, or liquidator of any Person or of all or a substantial part of the Property of such Person, or the filing of a petition (whether voluntary or instituted by another Person) commencing a case under Title 11 of the United States Code, seeking liquidation, reorganization, or rearrangement or taking advantage of any bankruptcy, insolvency, debtor's relief, or other similar law of the United States, the State of Texas, or any other jurisdiction.

         "Intellectual   Property"  shall  mean  patents,  patent  applications,
         trademarks,   tradenames,   copyrights,   technology,   know-how,   and
         processes.

         "Interest  Period" shall mean,  subject to the limitations set forth in
         Section 3.19, with respect to any LIBO Rate Loan, a period commencing on the date such Loan is made or converted from a Loan of another type pursuant to this Agreement or the last day of the next preceding Interest Period with respect to such Loan and ending on the numerically corresponding day in the calendar month that is one, two, three, or, subject to availability, six months thereafter, as the Borrowers may request in the Borrowing Request for such Loan.

         "Inventory" shall mean all of each Borrower's (or other entity's, as applicable) Seismic Data and other inventory (as defined in the Uniform Commercial Code as enacted in the State of Texas, or in any other applicable jurisdiction), wherever located, including, without limitation, all merchandise and related merchandise and other personal property now owned or hereafter acquired by any Borrower (or other entities, as applicable) which are held for sale or lease, or are furnished or to be furnished under a contract of service or are raw materials, work in process, or materials or supplies used or to be used, or consumed or to be consumed, in Borrower's (or other entity's, as applicable) business, and all shipping and packaging materials relating to any of the foregoing.

         "Liabilities" shall mean any and all liabilities, obligations, and indebtedness of Borrowers (individually and collectively) and their respective Affiliates (other than DDD Energy, Inc., except as it relates to the Seitel DDD Guaranty) to Banks (or either of them), or to any affiliate of either Bank (including Compass Alabama), of every kind and description, direct or indirect, absolute or contingent, matured or unmatured, primary or secondary, liquidated or unliquidated, due or to become due, now existing or hereafter arising, and whether arising directly or acquired from others, regardless of how such Liabilities arise or by what agreement or instrument they may be evidenced or whether the foregoing Liabilities include obligations to perform acts and refrain from taking actions as well as obligations to pay money. Without limiting the foregoing, Liabilities specifically include
         (i) Borrowers' joint and several obligations evidenced by the Notes and/or those described or referenced herein, including, without limitation, the obligation to repay advances made by Banks pursuant to the Revolving Line granted herein, (ii) the liabilities and obligations of Geophysical and any other Person under the Geophysical Documents, and (iii) the liabilities and obligations of Seitel arising under or in connection with the Seitel Geophysical Guaranty and the Seitel DDD Guaranty.

         "LIBO Rate" shall mean, with respect to any Interest Period for any LIBO Rate Loan, the lesser of (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the average of the offered quotations appearing on Telerate Page 3750 (or if such Telerate Page shall not be available, any successor or similar service selected by the Banks and the Borrowers) as of approximately 11:00 a.m., Central Standard or Daylight Savings Time, as the case may be, on the day one Business Day prior to the first day of such Interest Period for Dollar deposits in an amount comparable to the principal amount of such LIBO Rate Loan and having a term comparable to the Interest Period for such LIBO Rate Loan, or (b) the Highest Lawful Rate. If neither such Telerate Page 3750 nor any successor or similar service is available, the term "LIBO Rate" shall mean, with respect to any Interest Period for any LIBO Rate Loan, the lesser of (a) the rate per annum (rounded upwards if necessary, to the nearest 1/16 of 1%) quoted by the Banks at approximately 11:00 a.m., London time (or as soon thereafter as practicable) one Business Day prior to the first day of the Interest Period for such LIBO Rate Loan for the offering by the Banks to leading banks in the London interbank market of Dollar deposits in an amount comparable to the principal amount of such LIBO Rate Loan and having a term comparable to the Interest Period for such LIBO Rate Loan, or (b) the Highest Lawful Rate.

         "LIBO Rate Loan" shall mean any Loan and any portion of the outstanding balance of Borrowers' Loan Account which the Borrowers have requested, in the initial Borrowing Request for such Loan or a subsequent Borrowing Request for such portion of the outstanding balance of Borrowers' Loan Account, bear interest at the Adjusted LIBO Rate and which is permitted by the terms hereof to bear interest at the Adjusted LIBO Rate.

         "Licensing Agreement" shall mean a Master Seismic Data Licensing Agreement, in substantially the form of Exhibit "F".

         "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of such Property, whether such interest is based on common law, statute, or contract, and including, but not limited to, the lien or security interest arising from a mortgage, ship mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt, or a lease, consignment, or bailment for security purposes (other than true leases or true consignments), liens of mechanics, materialmen, and artisans, maritime liens and reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Property which secure an obligation owed to, or a claim by, a Person other than the owner of such Property (for the purpose of this Agreement, the Borrowers shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes), and the filing or recording of any financing statement or other security instrument in any public office.

         "Limitation Period" shall mean any period while any amount remains owing on either of the Notes and interest on such amount, calculated at the applicable interest rate, plus any fees or other sums payable under any Credit Document and deemed to be interest under applicable law, would exceed the amount of interest which would accrue at the Highest Lawful Rate.

         "Loan" shall mean any advance made by any of the Banks to or for the benefit of the Borrowers pursuant to this Agreement.

         "Lockbox" shall mean Post Office Box 4309, Houston, Texas 77210-4309, established by Borrowers pursuant to Section 6.1, to which all Account Debtors shall be directed to make remittance, either by mail or by wire transfer.

         "Lockbox Agreement" shall mean the lockbox agreement between Seitel and Compass relating to the Lockbox, being in form and substance satisfactory to Banks, as the same may be amended, restated, or supplemented from time to time.

         "Material Adverse Change" shall mean any act, circumstance, or event (including, without limitation, any announcement of action) which (a) causes an Event of Default, (b) otherwise could reasonably be expected to be material and adverse to the financial condition or operations of any Borrowers (individually and collectively), or (c) in any manner could reasonably be expected to materially and adversely affect the validity or enforceability of any Credit Document.

         "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Income" shall mean, for any period, the net income of Seitel, on a consolidated basis, for such period determined in accordance with GAAP.

         "Net Worth" shall be defined and calculated in accordance with GAAP.

         "Notes" shall mean, collectively, the Bank One Note and the Compass
         Note.

         "Offshore Account" shall mean each Account that is due to Offshore.

         "Participation Agreement" shall mean a Master Data and Licensing Agreement, in substantially the form of Exhibit "G".

         "Permitted Liens" shall mean any of the following (but only to the extent the same do not or could not, in Banks' reasonable opinion, jeopardize Banks' or Agent's, for the benefit of Banks, rights or priority in or to any Collateral):

                (a) Liens of carriers, warehousemen, landlords, mechanics, laborers and materialmen arising by law for sums which are (i) not yet due or (ii) being diligently contested in good faith and with respect to which Borrowers have set aside sufficient reserves;

                (b) Liens for taxes which are (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings and with respect to which Borrowers have set aside sufficient reserves;

                (c) security interests in any Borrower's Equipment (other than Equipment constituting collateral for the Geophysical Loan or equipment constituting Seismic Data, if any), provided that such security interests are limited to those securing a portion of the purchase price of said Equipment, and further provided that such security interests secure indebtedness and other obligations permitted under Section 8.1(l);

                (e) pledges or deposits in connection with or to secure worker's compensation or unemployment insurance;

                (f) security interests or lessor's interests in up to $350,000.00 worth of computer work stations and related equipment to be purchased or leased by Borrowers or their Affiliates within six months after the Closing Date, which security interests secure a portion of the purchase price of such equipment or which leases are secured solely by the lessor's interest in such equipment;

                (g) Geo Seismic Services, Inc.'s security interest in the Assets (as that term is defined in the letter from Seitel to Compass Alabama dated October 14, 1992 (the "Letter"), purchased from Geo Seismic Services, Inc. but only to the extent described in and permitted by the Letter;

                (h) security interest in favor of Compass in the Collateral securing the Geophysical Loan;

                (i) lessor's interests in up to $5,700,000.00 worth of (a) Opseis Eagle seismic data gathering system and related equipment leased by Geophysical (the "Opseis Eagle
                                                            ------------
                      Lease"), and (b) trucks and related
                      -----
                      equipment, and computer and related equipment and software leased by any Borrower prior to the Closing Date, which leases are secured solely by the lessor's interest in such equipment and software;

               (j) security interests in favor of PGS Exploration (US), Inc., formerly known as Precision Seismic, Inc., under that certain Security Agreement, a copy of which is attached hereto as Exhibit "H" (the "Precision Agreement");
                      provided it                       -------------------
                      is expressly understood and agreed (i) any default or event of default under the Precision Agreement or any documents executed in connection therewith shall constitute an Event of Default, and (ii) the Obligations (as defined in the Precision Agreement) shall in no event exceed $2,500,000.00 at any time outstanding, and (iii) the Inventory of Seismic covered by and described in the Precision Agreement shall only constitute Eligible Inventory if and to the extent the security interest granted in the Precision Agreement is subordinated to Banks' security interest therein, in a manner satisfactory to the Banks; and

               (k) security interests in real property and improvements thereon granted by Polymer Dynamics, Inc. to secure up to $350,000.00 of indebtedness incurred in connection with the acquisition and improvements thereto of such real property.

         "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

         "Plan" shall mean, at any time, any employee benefit plan which is covered by ERISA and in respect of which the Borrowers or any Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Pledged Stock" shall mean all of the issued and outstanding capital stock of all wholly-owned Subsidiaries of Seitel (other than DDD Energy, Inc.).

         "Principal Office" shall mean the principal office of the Agent in Houston, Texas, presently located at 24 Greenway Plaza, Houston, Texas 77046.

         "Prior Loan Agreement" shall mean the Master Revolving Credit and Security Agreement dated effective February 28, 1994, among Bank One, Compass Alabama, and certain of the Borrowers, as amended from time to time, and any other heretofore entered into written or oral loan agreement among Borrowers and Banks (or any predecessor), and any and all amendments and modifications of any of the foregoing.

         "Prior Security Agreements" shall mean, collectively, (a) the Pledge Agreement dated effective as of February 28, 1994, from Seitel in favor of Compass Alabama and Bank One, covering and granting a security interest in, among other things, the Pledged Stock, as amended from time to time, (b) the Geophysical Documents, (c) the Security Agreement (Joint Venture Interest) dated as of May 19,

         1994, among Compass Alabama, Bank One, and Offshore, covering, among other things, Offshore's joint venture interest in and to Digitel, and
         (d) any and all other security agreements and other collateral instruments heretofore entered into by and among Borrowers and Banks and their respective predecessors in interest. Compass Alabama has assigned its rights and obligations, in its capacity as agent and in its capacity as a lender, under the Prior Security Agreements to Compass, and as a result thereof, Compass is entitled to all of the rights and privileges provided to Compass Alabama under each of the Prior Security Agreements.

         "Proceeds" shall mean all forms of payment received by or due to any Borrower from the collection of Accounts or sale, exchange, collection, or other disposition of Inventory or other property constituting Collateral hereunder and any and all claims against any third party for loss or damage to any Collateral, including insurance claims, and further, without limiting the generality of the foregoing, Proceeds shall include all Accounts, checks, cash, money orders, drafts, chattel paper, instruments, notes, or other documents evidencing payment obligations to any Borrower for sale or exchange of Collateral.

         "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

         "Regulatory Change" shall mean the passage, adoption, institution, or amendment of any federal, state, local, or foreign Requirement of Law (including, without limitation, Regulation D), or any interpretation, directive, or request (whether or not having the force of law) of any Governmental Authority or monetary authority charged with the enforcement, interpretation, or administration thereof, occurring after the Closing Date and applying to a class of banks including any of the Banks; provided, however, that a change in any Requirement of Law or any interpretation, directive or request with respect to taxes assessed on the basis of income of the Banks shall not be a Regulatory Change.

         "Release of Hazardous Substances" shall mean any emission, spill, release, disposal, or discharge, except in accordance with a valid permit, license, certificate, or approval of the relevant Governmental Authority, of any Hazardous Substance into or upon (a) the air, (b) soils or any improvements located thereon, (c) surface water or groundwater, or (d) the sewer or septic system, or the waste treatment, storage, or disposal system servicing any Property of the Borrowers.

         "Remittances Account" shall mean account No. 30052795 of Seitel (or any other account) established with Agent pursuant to Section 6.1 in association with the Lockbox and to which Borrowers and Agent shall have access by way of draft, check, wire transfer of funds, or otherwise to the extent specified in Section 6.1.

         "Required Banks" shall mean the Bank serving as the Agent, together with such other Banks as necessary to make the Commitment Percentages for all such Banks total 100%.

         "Requirement  of Law" shall mean, as to any Person,  the certificate or articles of incorporation and by-laws or other organizational or governing documents of such Person, and any applicable law, treaty, ordinance, order, judgment, rule, decree, regulation, or determination of an arbitrator, court, or other Governmental Authority, including, without limitation, rules, decrees, judgments, regulations, orders, and requirements for permits, licenses, registrations, approvals, or authorizations (and any authoritative interpretation of any of the foregoing), in each case as such now exist or may be hereafter amended and are applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

         "Responsible Officer" shall mean, as to any Borrower, its President, Chief Executive Officer, Chief Financial
         Officer, and Chief Accounting Officer.

         "Seismic Data" shall mean all seismic data, seismic data library and related books, records, materials, information, files, correspondence, contracts, rights and property; together with all associated Intellectual Property, including, without limitation, computer, magnetic, and microfiche hardware and software, and related maps, charts, reports, tapes, discs, programs, information, compilations, licenses, patents, trademarks, copyrights (in all seismic data, seismic materials information, project files and other similar items), together with all applications for the registration thereof and all registrations obtained therefor, and all renewals and/or extensions of any such copyrights, copyright registration applications and/or copyright registrations and the right to sue for past, present and future infringements thereof, all rights corresponding thereto throughout the world, and all proceeds of the foregoing, including licenses, royalties and proceeds of suit, and all further or other property which to the extent that the same pertains or relates to or emanates or derives from any copyright and/or the ownership, use, possession, transfer, licensing (whether as licensor or licensee) and/or other disposition of any such copyright and/or embodies or incorporates any copyright, and all proceeds (whether cash or non-cash), products, rents, issues, royalties, profits and returns of and from any of the foregoing, and all related rights and property.

         "Seitel DDD Guaranty" shall mean the Guaranty, executed by Seitel guaranteeing the payment and performance of the Obligations of DDD Energy, Inc. under and with respect to the DDD Credit Agreement, as such Guaranty shall be amended, supplemented or restated from time to time.

         "Seitel Geophysical Guaranty" shall mean the Continuing (Unlimited) Guaranty dated July 15, 1993, executed by Seitel, in connection with the Geophysical Loan, as such Guaranty shall be amended, supplemented or restated from time to time.

         "Single Employer Plan" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

         "Subordinated Debt" shall mean the aggregate outstanding balance of Seitel's existing 9% convertible subordinated debentures due in 2002, as heretofore disclosed to Banks in writing.

         "Subsidiary" shall mean, as to any Person, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

         "Superfund Site" shall mean those sites listed on the Environmental Protection Agency National Priority List and eligible for remedial action or any comparable state registries or list in any state of the United States.

         "Tangible Net Worth" shall mean (a) Seitel's consolidated Net Worth, plus (b) the Subordinated Debt, less (c) the sum of (i) any and all unconsolidated loans and other advances to Affiliates, (ii) unconsolidated notes, notes receivable, accounts, accounts receivable, inter-company receivables, and other amounts owing from Affiliates,
         (iii) treasury stock, goodwill, trademarks, trade names, franchise, or license agreements, patents, and deferred charges, and (iv) any and all other intangible assets. For purposes of this Agreement, the tangible net worth of

          DDD Energy, Inc. and loans, advances, and investments by Borrowers (individually and collectively) in and to DDD Energy, Inc. shall be excluded from the calculation of Seitel's consolidated Tangible Net Worth.

         "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of Texas.

         "Underlying Digitel Account" shall mean any and all accounts and accounts receivable owing to Digitel.

              1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with such principles. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants or any similar accounting body of comparable standing, or shall be recommended by Borrower's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof as contemplated by this Agreement at the time of execution hereof, then in such event, such changes shall be followed in defining such accounting terms only after Banks and Borrowers amend this Agreement to reflect the original intent of such terms in light of such changes, and such terms shall continue to be applied and interpreted without such change until such agreement.

              1.3 Other Terms. All other terms contained in this Agreement shall have, when the context so indicates, the meanings provided for in the UCC to the extent the same are used or defined therein.

              1.4 References. References in this Agreement to Section or Exhibit numbers shall be to Sections and Exhibits of this Agreement, unless expressly stated to the contrary. References in this Agreement to "hereby," "herein," "hereinabove," "hereinafter," "hereinbelow," "hereof," and "hereunder" shall be to this Agreement in its entirety and not only to the particular Section or
Exhibit in which such reference appears.

              1.5 Sections. This Agreement, for convenience only, has been divided into Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Sections and without regard to headings prefixed to such Sections.

              1.6 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

              1.7 Incorporation of Exhibits. The Exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for all purposes.

              1.8 Certain Other Matters of Construction. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to any of the Credit Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

                                   SECTION 2
                              CONDITIONS PRECEDENT

              2.1 Conditions Precedent to Initial Advance. Subject to the terms and provisions of Section 2.2, the obligation of Banks to make their initial advance hereunder is subject to the Banks' receipt, review, and approval of each of the following documents and other items, appropriately executed when necessary and, where applicable, acknowledged by one or more authorized officers of Borrowers, all in form and substance satisfactory to the Banks and dated, where applicable, of even date herewith or a date prior thereto and acceptable to the Banks:

               (a) each of the Credit Documents, in properly executed form, and in as many counterparts as required by Banks;

               (b) the certificate of incorporation, articles of incorporation, and bylaws of each Borrower, together with any and all modifications thereof as of the date hereof;

               (c) all Certificates of Authority, Certificates of Good Standing (or such other evidence as is satisfactory to Banks) that each Borrower is in good standing in the State of Texas and all other states required by Banks, Certificates of Existence, borrowing resolutions (with secretary's certificate), Secretary's Certificates of Incumbency, and all other documents required by Banks to evidence Borrowers and their respective representatives are empowered and duly authorized to enter into the agreements evidenced by the Credit Documents;

               (d) copies of all insurance policies required by this Agreement;

               (e) results of a search of the UCC records of the Texas Secretary of State and such other states as are required by Banks, from a source acceptable to each Bank, reflecting no security interests and liens against any

         Collateral as to which perfection is accomplished by the filing of a financing statement in favor of Banks;

               (f) a Borrowing Base Report dated as of the date of this Agreement;

               (g) an opinion of counsel of Borrowers, in form and substance satisfactory to each Bank, stating, among other things, that Borrowers are each authorized to enter into this Agreement and the other Credit Documents executed by each Borrower and this Agreement and the other Credit Documents constitute legally binding and enforceable obligations of Borrowers;

               (h) if required by Banks, a copy of this Agreement shall have been filed with an appropriate filing officer under the Federal Copyright Act and/or the Federal Patent Act; and

               (i) such certificates and documents reflecting the solvency of each Borrower, after giving effect to the transactions contemplated by this Agreement, as Banks shall require and find acceptable, showing that each Borrower is solvent or not so undercapitalized as to be unable to pay their respective debts as they become due.

                 2.2 Conditions Precedent to Each Loan. The obligations of Banks under this Agreement to make any advances or payments under the Notes (including, without limitation, the initial advance as provided in Section 2.1), in accordance with the terms and provisions of Section 3 of this Agreement, are subject to the full and complete satisfaction of each of the following conditions precedent as of the date of such advance or payment:

                  (a) Seitel, on behalf of the Borrowers, shall have delivered to the Agent a Borrowing Request at least the requisite time prior to the requested date for the relevant Loan, and each statement or certification made in such Borrowing Request, shall be true and correct in all material respects on the requested date for such Loan; provided that, unless required by Banks, no Borrowing Base Request will be required in connection with Loans made pursuant to Section 3.6(a);

                  (b) if requested by either Bank, the Borrowers shall have delivered evidence satisfactory to the requesting Bank substantiating any of the matters contained in this Agreement which are necessary to enable the Borrowers to qualify for such Loan;

                   (c) no event shall have occurred which, in the reasonable opinion of either Bank, has or could reasonably be expected to cause a Material Adverse Change;

                  (d) the Banks shall have received, reviewed, and approved such additional documents and items as may be requested by the Banks with respect to such Loan;

                  (e) all of the Credit Documents shall be in full force and effect and provide to the Banks the security intended thereby;

                  (f) the consummation of the transactions contemplated hereby shall not contravene, violate, or conflict with any Requirement of Law;

                  (g) the Borrowers (individually or collectively) shall hold full legal title to the Collateral and be the sole beneficial owner thereof;

                  (h) The representations and warranties set forth in Section 4 of this Agreement shall be true and correct as of the date of the making of such advance or payment with the effect as though the representation or warranty had been made on this date;

                  (i) No Default or Event of Default shall have occurred, or will result from, the making of such advance;

                  (j) All requirements for making the first advance under the Notes in accordance with the terms and provisions of Section 2.1 of this Agreement shall then be fully and completely satisfied (including, without limitation, any requirement set forth in Section 2.1 which was waived in connection with the initial advance or any subsequent advance);

                  (k) The Agent shall have received the payment of all Facility Fees and other fees and reimbursements then due and payable to the Agent and/or the Banks hereunder; and

                  (l) All of the  foregoing  and  all  matters  incident  to the
         consummation  of  the  transactions   hereby   contemplated   shall  be
         satisfactory to the Agent and each of the Banks.

                                   SECTION 3
                       BANKS' AGREEMENT TO MAKE ADVANCES

                 3.1 Revolving Line. (a) Subject to the terms and conditions of this Agreement, relying on the representations of Borrowers hereinafter set forth, during the Commitment Period, Banks, acting through the Agent, agree to extend to Borrowers an open-end revolving credit line pursuant to which Borrowers may borrow, repay, and reborrow under the terms of this Agreement amounts not exceeding at any one time outstanding the aggregate principal amount equal to the Commitment Amount, which revolving loan shall, as of the Closing Date, be evidenced by the issuance, execution, and delivery of the Notes. If at any time, prior to the Commitment Termination Date, Borrowers are not entitled to any advances or payments by the terms of this Agreement, notwithstand-ing the terms elsewhere in this Agreement, Agent, with the approval of the Required Banks, may make requested advances and payments; provided, however, it is expressly acknowledged and agreed that, in such event, Agent and Banks shall have the right, in their sole discretion, to decline to make any such requested advance or payment and to demand any payment required under, and otherwise to enforce, any applicable term of this Agreement and the other Credit Documents without prior notice to any Borrower and the making of any such advances and payments shall not be construed as a waiver of such right by Agent and Banks.

                  (b) Subject to the terms of this Agreement, during the Commitment Period, Borrowers may borrow, repay, and reborrow and convert Loans of one type or with one Interest Period into Loans of another type or with a different Interest Period. Except for prepayments made pursuant to Section 3.3, each borrowing under Section 3.6(b), and prepayment of principal of Floating Rate Loans, shall be in an amount at least equal to $50,000.00. Each borrowing, prepayment, or conversion of or into a Loan of a different type or, in the case of a Fixed Rate Loan, having a different Interest Period, shall be deemed a separate borrowing, conversion, and prepayment for purposes of the foregoing, one for each type of Loan or Interest Period. Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of LIBO Rate Loans having the same Interest Period shall be at least equal to $100,000.00; and if any LIBO Rate Loan would otherwise be in a lesser principal amount for any period, such Loan shall be a Floating Rate Loan during such period.

                  (c) The Loans shall be made and maintained at the Principal Office.

                  (d) Borrowers (individually and collectively) designate and appoint Seitel as their representative for all purposes hereunder, and unless otherwise notified in writing by all Borrowers, Seitel shall be the sole entity authorized to request advances under and with respect to the Revolving Line pursuant to Section 3.6(b) and to direct the Agent with respect to the application of such advances. Advances of funds under the Revolving Line shall be made by Agent to Seitel for and on behalf of all of the Borrowers (except for advances to control disbursement accounts owned by Geophysical pursuant to
Section 3.6(a), which shall be made to Geophysical on behalf of all Borrowers).

                  (e) Notwithstanding anything to the contrary herein, from and including the effective date of this Agreement through, but not including, the Closing Date, advances shall be made under and in accordance with the terms and provisions of the Prior Loan
Agreement.

                 3.2 Borrowers' Loan Account. Each time an advance is made under the Revolving Line against the Notes as provided for herein, each Bank (acting through Agent) shall and is authorized to make an appropriate entry of such advance as a debit to Borrowers' Loan Account. Agent also shall record in Borrowers' Loan Account other charges, fees, expenses, and items properly chargeable to Borrowers hereunder, all payments made by Borrowers (individually and collectively) on account of indebtedness hereunder, and other appropriate debits and credits. The debit balance of Borrowers' Loan Account shall reflect the aggregate amount of Borrowers' indebtedness under the Revolving Line and this Agreement from time to time existing hereunder. At least once each month, Agent shall render a statement of account for Borrowers' Loan Account. Such statement shall be considered correct and accepted by Borrowers and conclusively binding upon Borrowers, except to the extent that Agent receives a written notice of Borrowers' exceptions within one hundred twenty (120) days after such statement has been mailed by ordinary mail to Seitel for and on behalf of Borrowers. Notwithstanding the foregoing, no failure by Agent to properly reflect any advance actually made or any such charge, expense, or item actually incurred in Borrowers' Loan Account, or to otherwise discharge its obligation under this Section, shall relieve or affect Borrowers from their joint and several obligation to pay all amounts advanced by Banks under the Notes and otherwise pursuant to this Agreement.

                 3.3  Additional  Payments.  If, at any time  after the  Closing
Date, the outstanding balance of Borrowers' Loan Account exceeds the Commitment Amount, Borrowers shall (within 2 Business Days) remit to Agent good funds, in a timely manner, sufficient to eliminate such excess. If Borrowers fail to remit to Agent good funds, in a timely manner, sufficient to eliminate such excess, Agent may, without notice to or demand on Borrowers, at Agent's option (in addition to and without waiving any and all other rights and remedies of Banks and Agent) apply against such excess (a) any collections on and Proceeds from Accounts or other Collateral forwarded to Agent and/or in Agent's possession;
(b) any other Property of Borrowers and the Proceeds thereof now or hereafter held by Agent (whether for safekeeping, custody, pledge, transmission, collection or otherwise); and (c) any of Borrowers' deposit balances (general or special) and credits with Agent. Borrowers shall pay to Agent on the Commitment Termination Date the aggregate amount in Borrowers' Loan Account at the close of business on the Commitment Termination Date.

                 3.4 Post Maturity Advances. Without limiting any other term or provision of this Agreement, Agent, in its sole discretion and with the approval of the Required Banks, may agree to make requested advances and payments after the Commitment Termination Date (which advances and payments shall be treated, for purposes of this Agreement, as advances made prior to the Commitment

Termination Date); however, it is expressly acknowledged and agreed that, in such event, Agent, with the approval of the Required Banks, shall thereafter have the right, in its sole discretion, to decline to make any further requested advance after the Commitment Termination Date and may require payment in full of Borrowers' Loan Account without prior notice to Borrowers and the making of any such advances after the Commitment Termination Date shall not be construed as a waiver of such right by Agent.

                 3.5 Borrowing  Base.  The Borrowing Base shall be determined on the basis of information supplied by Seitel, on behalf of Borrowers, in the Borrowing Base Report in accordance with the terms of this Agreement.
Notwithstanding the foregoing, Agent shall have the right to request such further information from Borrowers with respect to the determination of the Borrowing Base as Agent may deem necessary. Within 15 days after its receipt of
(a) monthly Borrowing Base Report (or a revised Borrowing Base Report submitted pursuant to the terms hereof), and (b) any additional information requested by any Bank in connection with either such Bank's review of any such Borrowing Base Report, Agent, at the request of any Bank, may notify Borrowers that the Borrowing Base as calculated by Borrowers in the particular Borrowing Base Report is incorrect in any way, and Agent shall so notify Borrowers to recalculate the Borrowing Base in order that it is acceptable to Banks (a revised Borrowing Base Report shall then be submitted by Borrower to Agent). If Agent does not provide Borrowers with timely notice of an error in Borrowers' calculation of the Borrowing Base in a Borrowing Base Report, the Borrowers' calculation shall be deemed correct until and unless otherwise notified by the Agent, and the Borrowing Base shall be the Borrowing Base reflected in such Borrowing Base Report.

                 3.6 Borrowing Procedure for Notes. (a) Subject to the terms and provisions of this Agreement, the Lockbox Agreement, and all other applicable cash management agreements entered into by and among Borrowers and Agent (or any affiliate or Agent), all checks and other items of Borrowers drawn on control disbursement account numbers 701-8319-6 (Seitel Operating Account), 701-8323-4 (Geophysical), 701-8324-2 (Seitel), 701-8325-0 (Geophysical), and 701-8329-9
(Seitel), each located at Compass Bank, Pensacola, Florida, and presented to a duly authorized representative of Agent shall be paid by Agent. Each payment by Agent shall constitute an advance on the Notes. Agent shall have no duty or obligation hereunder to pay any checks or other items presented pursuant to this subsection which, as a result of such payment, would cause the balance of Borrowers' Loan Account to exceed the Commitment Amount. Except for any applicable Requirement of Law, Agent shall have no duty or obligation hereunder to investigate the validity of any check or item presented, except as expressly provided for in the Lockbox Agreement or in any other applicable cash management agreement entered into by and between any or all of Borrowers and Banks or Agent (or any affiliate of such Banks or Agent).

                  (b) In addition to the terms and provisions of subsection (a), but subject to the terms and provisions of this Agreement (including the full and complete satisfaction of the conditions listed in Section 2), Seitel, on behalf of Borrowers, may request advances under the Notes directly from Agent pursuant to a Borrowing Request submitted and received in accordance with the terms and provisions of this Agreement. Agent, at its option, and with the consent of the Required Banks, may accept telephonic requests for advances, provided that such acceptance shall not constitute a waiver of the Agent's right to delivery of a Borrowing Request in connection with subsequent advances and further provided that all such telephonic requests are immediately confirmed by Seitel, on behalf of Borrowers, in writing by submitting a Borrowing Request, whether by facsimile or otherwise. Not later than 2:00 p.m., Texas time, on the date specified in the relevant Borrowing Request or by telephonic request made, confirmed, and accepted by Agent as set forth in the preceding sentence for each advance hereunder, subject to the terms and conditions of this Agreement (including, without limitation, that no Default or Event of Default has occurred and is then existing and that no representation or warranty set forth in this Agreement is then false or untrue), Agent shall make such advances available to Seitel, on behalf of Borrowers, by depositing the same, in immediately available funds, in an account of Borrowers, or any of them (designated by Borrowers) maintained with Agent, or by such other means as is acceptable to Agent and Borrowers.

                 3.7 Purpose. All funds borrowed pursuant to this Agreement shall be used for working capital and general corporate purposes.

                 3.8   Interest.   Subject  to  the  terms  of  this   Agreement
(including, without limitation, Section 3.17), interest on the Loans shall accrue and be payable during the Commitment Period (and after the Commitment Period to the extent there are any amounts outstanding on and with respect to the Loans) at a rate per annum equal to the Floating Rate for each Floating Rate Loan and the Adjusted LIBO Rate for each LIBO Rate Loan. Interest on all Floating Rate Loans shall be computed on the basis of a year of 360 days, and actual days elapsed (including the first day but excluding the last day) during the period for which payable. Interest on all LIBO Rate Loans shall be computed on the basis of a year of 360 days, and actual days elapsed (including the first day but excluding the last day) during the period for which payable. In the event that the Borrowers fail to select the duration of any Interest Period for any Fixed Rate Loan within the time period and otherwise as provided herein, such Loan (if outstanding as a Fixed Rate Loan) will be automatically converted into a Floating Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Floating Rate Loan) will remain as, or (if not then outstanding) will be made as, a Floating Rate Loan. Without limiting any term or condition provided for herein, until prepaid or converted in accordance with this Agreement, all advances under the Revolving Line, made pursuant to Section 3.6(a), shall accrue interest as a Floating Rate Loan. Interest provided for herein shall be calculated on unpaid sums actually advanced and outstanding pursuant to the terms of this Agreement and only for the period from the date or dates of such advances until repayment. Notwithstanding any of the foregoing or anything else to the contrary herein, prior to the Closing Date, interest on the Loans shall accrue as provided for and in accordance with the terms of the Prior Loan Agreement.

                 3.9 Repayment of Loans and Interest. Accrued and unpaid interest on each outstanding Floating Rate Loan shall be due and payable monthly commencing on the 1st day of May, 1995, and continuing on the 1st day of each calendar month thereafter while any Floating Rate Loan remains outstanding, the payment in each instance to be the amount of interest which has accrued and remains unpaid in respect of the relevant Loan. Accrued and unpaid interest on each outstanding Fixed Rate Loan shall be due and payable on the last day of the Interest Period for such Fixed Rate Loan and additionally, in the case of any Interest Period in excess of three months, on the day of the third calendar month following the commencement of such Interest Period corresponding to the day of the calendar month on which such Interest Period commenced, the payment in each instance to be the amount of interest which has accrued and remains unpaid in respect of the relevant Loan. The outstanding balance of Borrowers' Loan Account, together with all accrued and unpaid interest thereon, shall be due and payable on the Commitment Termination Date. At the time of making each payment hereunder or under the Notes (other than payments applied to the outstanding balance of Borrowers' Loan Account in accordance with Section 6.1), Seitel on behalf of Borrowers, shall specify to the Agent the Loans or other amounts payable by Borrowers hereunder to which such payment is to be applied. In the event Seitel, on behalf of Borrowers, fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply any such payments as it elects (with the consent of the Required Banks) in its sole discretion.

                 3.10 Outstanding Amounts. The outstanding balance of Borrowers' Loan Account reflected by the notations by the Banks (acting through the Agent) on their records shall be deemed rebuttably presumptive evidence of the principal amount owing on each of the Notes. The liability for payment of principal and interest evidenced by the Notes shall be limited to principal amounts actually advanced and outstanding pursuant to this Agreement and interest on such amounts calculated in accordance with this Agreement.

                 3.11 Time, Place, and Method of Payments. All payments required pursuant to this Agreement or the Notes shall be made in lawful money of the United States of America and in immediately available funds, shall be deemed received by the Agent on the next Business Day following receipt if notice of the payment is not received by Agent by 1:30 p.m., Central Standard or Daylight Savings Time, as the case may be (if via facsimile, it will be followed up with a phone call to Agent from Seitel, on behalf of Borrowers), shall be made at the Principal Office. Except as provided to the contrary herein, if the due date of any payment hereunder or under the Notes would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

                 3.12 Voluntary Prepayments and Conversions of Loans. Subject to applicable provisions of this Agreement, Borrowers shall have the right at any time or from time to time to prepay Loans and to convert Loans of one type or with one Interest Period into Loans of another type or with a different Interest Period; provided, however, that (a) Borrowers shall give the Agent notice of each such prepayment or conversion of all or any portion of a Fixed Rate Loan no less than one Business Day prior to prepayment or conversion (in a timely manner as required by this Agreement), (b) any Fixed Rate Loan may be prepaid or converted only on the last day of an Interest Period for such Loan, (c) the Borrowers shall pay all accrued and unpaid interest on the amounts prepaid or converted, and (d) no such prepayment or conversion shall serve to postpone the repayment when due of any Liability.

                 3.13 Commitment Fee. In addition to interest on the Notes as provided herein and the Facility Fees payable hereunder and to compensate the Banks for maintaining funds available from and after the Closing Date, Borrowers shall pay to the Agent, for the benefit of the Banks, in immediately available funds, on the 1st day of July, 1995, and on the 1st day of each third calendar month thereafter during the Commitment Period, and on the Commitment Termination Date, a fee (which shall begin to accrue on the Closing Date) in the amount of one-half percent (1/2%) per annum, calculated on the basis of a year of 360 days, as the case may be, and actual days elapsed (including the first day but excluding the last day), on the average daily amount of the Available Commitment during the preceding three calendar month period (or such period as has actually elapsed as in the case of the first period which shall begin on the Closing Date and last period, which shall end on the Commitment Termination Date). Notwithstanding the foregoing, as an additional condition to Banks' obligations hereunder, on the Closing Date of this Agreement, Borrower shall pay to Agent all amounts due under Section 8.6 of the Prior Loan Agreement as if the Closing Date constituted the Maturity Date under and as defined in the Prior Loan Agreement. For purposes of this subsection, "Available Commitment" shall mean, at any time, an amount equal to the remainder, if any, of (a) $25,000,000.00 minus (b) the balance of the Borrowers' Loan Account at such time.

                 3.14 Facility Fee. In addition to interest on the Notes as provided herein and Commitment Fees payable hereunder and to compensate the Banks for the costs of the increased extension of credit hereunder from the amount available under and with respect to the Prior Loan Agreement, the Borrowers shall pay to Agent for the benefit of the Banks, in immediately available funds, a facility fee equal to $25,000.00. The Borrowers paid one-half of such fee upon acceptance of the commitment of this credit facility to the Borrowers by the Banks with the balance due on the Closing Date.

                 3.15 Loans to Satisfy Obligations of Borrowers. The Banks may, but shall not be obligated to, make Loans for the benefit of Borrowers and apply proceeds thereof to the satisfaction of any condition, warranty, representation, or covenant of Borrowers contained in this Agreement or any other Credit Document. Any such Loan shall be evidenced by the Notes and shall be made as a Floating Rate Loan; provided that the Agent shall give the Borrowers at least five (5) Business Days' advance written notice before either Bank makes such a Loan to satisfy a condition, warranty, representation, or covenant of Borrowers (or any of them).

                 3.16 Security Interest in Accounts; Right of Offset. As security for the payment and performance of the Liabilities, Borrowers (individually and collectively) hereby transfer, assign, and pledge to the Banks (individually and collectively) and grant to the Banks (individually and collectively) a security interest in all funds of Borrowers (held individually by each Borrower and collectively by all Borrowers) now or hereafter or from time to time on deposit with either of the Banks, with such interest of the Banks to be retransferred, reassigned, and/or released by the Banks (or either of them), as the case may be, at the expense of Borrowers upon payment in full and complete performance by Borrowers of all Liabilities owing to each such Bank, as the case may be. All remedies as secured party or assignee of such funds shall be exercisable by the Banks upon the occurrence of any Event of Default, regardless of whether the exercise of any such remedy would result in any penalty or loss of interest or profit with respect to any withdrawal of funds deposited in a time deposit account prior to the maturity thereof. Furthermore, Borrowers (individually and collectively) hereby grant to Agent and the Banks (individually and collectively) the right, exercisable upon and during the continuation of an Event of Default, of offset or banker's lien against all funds of Borrowers (individually and collectively) now or hereafter or from time to time on deposit with either of the Banks, regardless of whether the exercise of any such remedy would result in any penalty or loss of interest or profit with respect to any withdrawal of funds deposited in a time deposit account prior to the maturity thereof.

                 3.17 General Provisions Relating to Interest. (a) It is the intention of the parties hereto to comply strictly with the usury laws of the State of Texas and the United States of America. In this connection, there shall never be collected, charged, or received on the sums advanced hereunder interest in excess of that which would accrue at the Highest Lawful Rate. For purposes of
Article 5069-1.04, Vernon's Texas Civil Statutes, as amended, the Borrowers agree that the Highest Lawful Rate shall be the

"indicated (weekly) rate ceiling" as defined in such Article, provided that the Banks may also rely, to the extent permitted by applicable laws of the State of Texas or the United States of America, on alternative maximum rates of interest under other laws of the State of Texas or the United States of America applicable to the Banks, if greater.

                  (b) Notwithstanding anything herein or in the Notes to the contrary, during any Limitation Period, the interest rate to be charged on amounts evidenced by the Notes shall be the Highest Lawful Rate, and the obligation, if any, of the Borrowers for the payment of fees or other charges deemed to be interest under applicable law shall be suspended. During any period or periods of time following a Limitation Period, to the extent permitted by applicable laws of the State of Texas or the United States of America, the interest rate to be charged hereunder shall remain at the Highest Lawful Rate until such time as there has been paid to the Banks and the Agent, as appropriate (i) the amount of interest in excess of that accruing at the Highest Lawful Rate that the Banks would have received during the Limitation Period had the interest rate remained at the otherwise applicable rate, and (ii) all interest and fees otherwise payable to the Banks and the Agent, but for the effect of such Limitation Period.

                  (c) If, under any circumstances, the aggregate amounts paid on the Notes or under this Agreement or any other Credit Document include amounts which by law are deemed interest and which would exceed the amount permitted if the Highest Lawful Rate were in effect, Borrowers (individually and collectively) stipulate that such payment and collection will have been and will be deemed to have been, to the extent permitted by applicable laws of the State of Texas or the United States of America, the result of mathematical error on the part of Borrowers and the Banks and the Agent; and the party receiving such payment shall promptly refund the amount of such excess (to the extent only of such interest payments in excess of that which would have accrued and been payable on the basis of the Highest Lawful Rate) upon discovery of such error by such party or notice thereof from any Borrower. In the event that the maturity of any Liability is accelerated, by reason of an election by the Agent, or the Required Banks or otherwise, or in the event of any required or permitted prepayment, then the consideration constituting interest under applicable laws may never exceed the Highest Lawful Rate; and excess amounts paid which by law are deemed interest, if any, shall be credited by the Agent and the Banks on the principal amount of the Liabilities, or if the principal amount of the Liabilities shall have been paid in full, refunded to Borrowers.

                  (d) All sums paid, or agreed to be paid, to Banks and Agent for the use, forbearance and detention of the proceeds of any advance hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term hereof until paid in full so that the actual rate of interest is uniform but does not exceed the Highest Lawful Rate throughout the full term hereof.

                 3.18 Yield Protection. Borrowers shall pay to any Bank such amounts as shall be sufficient in the reasonable opinion of such Bank to compensate it for any loss, cost, or expense incurred by and as a result of:

                  (a) any payment, prepayment, or conversion by any Borrower of a Fixed Rate Loan on a date other than the last day of an Interest Period for such Loan; or

                  (b) any failure by Borrowers to borrow a Fixed Rate Loan from the Banks on the date for such borrowing specified in the relevant Borrowing Request;

such compensation to include, without limitation, with respect to any LIBO Rate Loan, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid, converted, or not borrowed for the period from the date of such payment, prepayment, conversion, or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date of such failure to borrow) at the applicable rate of interest for such Loan provided for herein over (ii) (x) with respect to any payment, prepayment, or conversion to a Fixed Rate Loan of a different Interest Period, or failure to borrow, the interest component (as reasonably determined by such Bank) of the amount (as reasonably determined by such Bank) the Banks would have bid in the London interbank market for Dollar deposits of amounts comparable to such principal amount and maturities comparable to such period, and (ii) with respect to conversion of a Fixed Rate Loan to a Floating Rate Loan, the interest payable under the Floating Rate Loan to the last day of the then current Interest Period.

                 3.19 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, no more than three separate Loans shall be outstanding at any one time, with, for purposes of this Section, all Floating Rate Loans constituting one Loan, and all LIBO Rate Loans for the same Interest Period constituting one Loan. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any interest rate for any LIBO Rate Loan for any Interest Period therefor, the Banks determine (which determination shall be conclusive) that quotations of interest rates for the deposits referred to in the definition of "LIBO Rate" in Section 1 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loan as provided in this Agreement, then the Agent shall give Borrowers prompt notice thereof; and so long as such condition remains in effect, the Banks shall be under no obligation to make LIBO Rate Loans or to convert Loans of any other type into LIBO Rate Loans, and Borrowers shall, on the last day of the then current Interest Period for each outstanding LIBO Rate

Loan, either prepay such LIBO Rate Loan or convert such Loan into another type of Loan in accordance with Section 3.12. Before giving such notice pursuant to this Section, Banks will designate a different available Applicable Lending Office for LIBO Rate Loans or take such other action as the Borrowers may request if such designation or action will avoid the need to suspend the obligation of the Banks to make LIBO Rate Loans hereunder and will not, in the reasonable opinion of the Banks, be disadvantageous to the Banks.

                 3.20 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for the Banks or their Applicable Lending Office to (a) honor its obligation to make any type of Fixed Rate Loans hereunder, or (b) maintain any type of Fixed Rate Loans hereunder, then the Banks shall promptly notify the Borrowers thereof; and the obligation of the Banks hereunder to make such type of Fixed Rate Loans and to convert other types of Loans into Fixed Rate Loans of such type shall be suspended until such time as the Banks may again make and maintain Fixed Rate Loans of such type, and the outstanding Fixed Rate Loans of such type shall be converted into Floating Rate Loans in accordance with Section 3.12. Before giving such notice pursuant to this Section, the Banks will designate a different available Applicable Lending Office for Fixed Rate Loans or take such other action as the Borrowers may request if such designation or action will avoid the need to suspend the obligation of the Banks to make Fixed Rate Loans and will not, in the reasonable opinion of the Banks, be disadvantageous to the Banks.

                 3.21 Regulatory Change. In the event that by reason of any Regulatory Change, Banks (a) incur Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Banks which includes deposits by reference to which the interest rate on any Fixed Rate Loan is determined as provided in this Agreement or a category of extensions of credit or other assets of the Banks which includes any Fixed Rate Loan, or (b) become subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, at the election of the Banks with notice to Borrowers, the obligation of the Banks to make such Fixed Rate Loans and to convert Floating Rate Loans into such Fixed Rate Loans shall be suspended until such time as such Regulatory Change ceases to be in effect, and all such outstanding Fixed Rate Loans shall be converted into Floating Rate Loans in accordance with Section 3.12; provided that Borrowers shall not be obligated to pay any amounts to Banks pursuant to Section
3.18 upon any such conversion.

                 3.22 Limitations on Interest Periods. Each Interest Period selected by the Borrowers (a) which commences on the last Business Day of a calendar month (or, with respect to any LIBO Rate Loan, any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month, (b) which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day), (c) which would otherwise commence before and end after Final Maturity shall end on Final Maturity, and (d) shall have a duration of not less than 30 days, or one month, as to any LIBO Rate Loan, and, if any Interest Period would otherwise be a shorter period, the relevant Loan shall be a Floating Rate Loan during such period.

                 3.23 No Commitment to Extend. Notwithstanding anything in this Agreement to the contrary, the obligation of Banks (acting through the Agent) to make advances under the Revolving Line shall terminate on the Commitment Termination Date; provided however, Borrowers and Banks recognize that, in the future, they may wish to extend the Commitment Termination Date by mutual agreement. No modification or amendment of this Agreement or extension of the Commitment Termination Date shall be effective unless placed in writing and duly executed by Banks and Borrowers. The termination or expiration of the obligation of Banks (acting through the Agent) to make advances under the Revolving Line shall in no way affect any transactions entered into or rights created or obligations incurred prior to such termination or expiration; rather, such rights and obligations shall be fully operative until the same are fully disposed of, concluded, and/or liquidated. Without limiting the generality of the foregoing, such termination or expiration shall not release nor diminish any of Borrowers' joint and several obligations and agreements hereunder until payment in full of all of the Liabilities (including, without limitation, payment of all Liabilities arising after the Commitment Termination Date as a result of advances made by Banks at the request of Borrowers or on behalf of Borrowers) and all other sums and amounts payable under or pursuant to this Agreement. This Agreement and the other Credit Documents shall be a continuing agreement in every respect.


                                   SECTION 4
                   BORROWER'S REPRESENTATIONS AND WARRANTIES

                 4.1 Representations  and Warranties.  To induce Banks and Agent to enter into this Agreement, Borrowers (individually and collectively) represent and warrant to Banks and Agent (which representations and warranties are made in addition to the representations and warranties now or hereafter made in the other Credit Documents and will survive the delivery of this Agreement) as follows:

                  (a) Organization of Seitel. Seitel (i) is a duly organized Delaware corporation, validly existing, and in good standing under the laws of the States of Delaware, Texas, Alabama and Louisiana; (ii) has all necessary licenses and corporate power and authority to own its assets and conduct its business as now conducted or presently proposed to be conducted; (iii) has no Subsidiaries, except as shown on Exhibit "I"; and (iv) is duly qualified and in good standing (and will remain so qualified and in good standing) in every jurisdiction in which it is or shall be doing business or in which the failure so to qualify and remain in good standing would or could have a Material Adverse Change on its business or Property, the Collateral, Banks, or Agent;

                  (b) Organization of Geophysical. Geophysical (i) is a duly organized Delaware corporation, validly existing, and in good standing under the laws of the States of Delaware, Texas and Louisiana; (ii) has all necessary licenses and corporate power and authority to own its assets and conduct its business as now conducted or presently proposed to be conducted; (iii) has no Subsidiaries except as shown on Exhibit "I"; and (iv) is duly qualified and in good standing (and will remain so qualified and in good standing) in every jurisdiction in which it is or shall be doing business or in which the failure so to qualify and remain in good standing would or could have a Material Adverse Change on its business or Property, the Collateral, Banks, or Agent;

                  (c) Organization of Offshore. Exsol (i) is a duly organized Delaware corporation, validly existing, and in good standing under the laws of the States of Delaware and Texas; (ii) has all necessary licenses and corporate power and authority to own its assets and conduct its business as now conducted or presently proposed to be conducted; (iii) has no Subsidiaries; and (iv) is duly qualified and in good standing (and will remain so qualified and in good standing) in every jurisdiction in which it is or shall be doing business or in which the failure so to qualify and remain in good standing would or could have a Material Adverse Change on its business or Property, the Collateral, Banks, or Agent;

                  (d) Organization of Exsol. Offshore (i) is a duly organized Delaware corporation, validly existing, and in good standing under the laws of the States of Delaware and Texas; (ii) has all necessary licenses and corporate power and authority to own its assets and conduct its business as now conducted or presently proposed to be conducted; (iii) has no Subsidiaries; and (iv) is duly qualified and in good standing (and will remain so qualified and in good standing) in every jurisdiction in which it is or shall be doing business or in which the failure so to qualify and remain in good standing would or could have a Material Adverse Change on its business or Property, the Collateral, Banks, or Agent;

                 (e) Organization of Data. Data (i) is a duly organized Delaware corporation, validly existing, and in good standing under the laws of the States of Delaware and Texas; (ii) has all necessary licenses and corporate power and authority to own its assets and conduct its business as now conducted or presently proposed to be conducted; (iii) has no Subsidiaries except as shown on Exhibit "I"; and (iv) is duly qualified and in good standing (and will remain so qualified and in good standing) in every jurisdiction in which it is or shall be doing business or in which the failure so to qualify and remain in good standing would or could have a Material Adverse Change on its business or property, the Collateral, Banks or Agent;

                  (f)  Due   Authorization.   The   execution,   delivery,   and
         performance hereof and of all other agreements or instruments contemplated hereby are within each Borrower's corporate powers, have been duly authorized, and are not in contravention of any Requirement of Law or the terms of each Borrower's certificate of incorporation, bylaws, or other organizational documents, or of any indenture, agreement, or undertaking to which any Borrower is a party or by which it or any of its respective properties are bound. This Agreement, the Note, the other Credit Documents, and all other agreements and instruments executed by Borrowers (individually or collectively) in connection herewith have been validly executed and delivered by each Borrower, as applicable, and constitute legal, valid, and binding obligations of each Borrower enforceable against Borrowers in accordance with their respective terms;

                  (g) Ownership. Except for the security interest granted herein by Borrowers or by any other document executed in favor of Banks (and either of their predecessors) or Agent and the Permitted Liens, Borrowers are the sole owners of the Accounts, the Seismic Data, and each and every other item of Collateral free from any lien, security interest, or encumbrance;

                  (h) Status of Eligible Accounts. Each Eligible Account, used for purposes of calculating the Borrowing Base, represents either (i) an undisputed, bona fide indebtedness incurred by the Account Debtor named therein, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Borrowers with or for said Account Debtor, or (ii) a distribution payable (or which is reasonably expected to be payable within 120 days) to Offshore under the Digitel Agreement; there are no set-offs, counterclaims, or disputes against any such Eligible Account except as indicated in some written list, statement, or invoice furnished to Banks with reference thereto; and the applicable Borrowers are duly authorized to subject the same to a security interest in favor of Banks. If any Account shall be in violation of any one or more of the warranties expressed in this subsection, or otherwise does not meet the requirements of an Eligible Account as defined herein, it shall not be deemed an Eligible Account for purposes of this Agreement;

                  (i) Financial Statements. Subject to any limitations stated therein or in connection therewith, the Financial Statements and all other balance sheets, earnings statements, and other financial data which have been furnished to Banks to induce them to enter into this Agreement, or otherwise furnished in connection herewith, (i) do fairly represent the financial condition and results of operations of each Borrower (or other Person, as applicable), as of the dates and for the periods for which the same are furnished, and (ii) have been prepared in accordance with GAAP, subject to normal year end adjustments. No Material Adverse Change has occurred in the condition, financial or otherwise, of Borrowers (individually and collectively) since the date of the Financial Statements. No Borrower has made investments in, advances to, or guaranties of the obligations (other than guaranties of obligations of its Affiliates which have been disclosed to Banks or which are otherwise permitted hereunder) of any Person, except as disclosed on the Financial Statements;

                  (j) Locations of Collateral. Set forth on Exhibit "J" is a list of each location at which Seismic Data and other tangible Collateral is kept, whether for storage, like purposes, or otherwise. Also set forth on Exhibit "J" is a list of each office of Borrowers at which records of Borrowers pertaining to Accounts are kept. The address of each Borrower's chief executive office is as set forth on page 1 of this Agreement;

                  (k) Litigation. Except as specifically disclosed in Exhibit "K" attached hereto or hereafter from time to time to Banks pursuant to
         Section 7.1(l)(iii) hereof, there are no actions, suits, or proceedings pending or, to the knowledge of any Borrower as of the Closing Date, threatened against Borrowers that Borrowers would be required to disclose to Bank pursuant to Section 7.1(l)(iii) hereof;

                  (l) Compliance With Laws. Borrowers are each in compliance with all Requirements of Law applicable to, governing, or affecting Borrowers (individually or collectively), their respective operations and Property, the Collateral, or any part of any of the foregoing, which violation or noncompliance individually or collectively could reasonably be expected to cause a Material Adverse Change;

                  (m) No Misstatements. Neither this Agreement, nor any document, certificate, exhibit, or statement furnished to either or both Banks by or on behalf of any Borrower pursuant to or in connection with this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not misleading. There is no fact known to Borrowers that materially and adversely affects, or will materially and adversely affect, the assets, business, operations, or condition of Borrowers (individually or collectively) that has not been specifically set forth in this Agreement or otherwise disclosed by Borrowers to Banks in writing;

                 (n) Names. Borrowers' names always have been as set forth on the first page of this Agreement, except that Data's name was SGI-Nigeria, Inc. prior to March 9, 1994, and Seitel's name was Seismic Enterprises, Inc. prior to August 4, 1987;

                  (o) No Default. Borrowers are not in default (i) in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which any of them is a party, (ii) under any Requirement of Law, or
         (iii) as a result of a demand of any Governmental Authority, which default or violation might cause a Material Adverse Change;

                  (p) Tax Returns. Each Borrower has filed all tax returns required to be filed and has paid all taxes shown thereon to be due, including interest and penalties, or due pursuant to any assessment received by Borrowers, except such taxes, if any, under contest in good faith and for which adequate reserves have been provided. The charges, accruals, and reserves on the books of Borrowers for any taxes or other governmental charges are, in the opinion of each Borrower, adequate. Each Borrower has paid all franchise and other taxes which are now due;

                  (q) No Margin Stock. No Borrower owns, and is engaged in the business of extending credit for the purpose of carrying or purchasing, "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (herein called "margin stock"). None of the proceeds of the Notes will be used for (i) the purpose of purchasing or carrying any margin stock, (ii) the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock, or (iii) any other purpose which might constitute this transaction as a "purpose" credit within the meaning of said Regulation U, as now in effect or as it may hereinafter be amended. Neither Borrowers nor any agent acting on any of their behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation U, Regulation T, or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as now in effect or as the same may hereafter be in effect on the date of any advance under the Notes;

                  (r) No Investment Company. No Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (s) No Collective Bargaining Agreement. No Borrower is a party to any collective bargaining agreement, and there are no material grievances, disputes, or controversies with any union or any other organization of any of their employees, or threats of strikes, work stoppages, or any asserted pending demands for collective bargaining by any union or organization;

                  (t)      No Registration of Intellectual Property.  None
                           ----------------------------------------
         of the Collateral is patented, copyrighted, licensed (except for non-exclusive licenses granted pursuant to Licensing Agreements and/or Participation Agreements), or trademarked or subject to any copyrights, license (except for non-exclusive licenses granted pursuant to Licensing Agreements and/or Participation Agreements), patent, or trademark;

                  (u) Existing Plans. No Borrower maintains nor has maintained any Plan other than Seitel's 401(k) Plan. No
         Borrower currently contributes to or has any obligation to contribute to or otherwise has any liability with respect to any Plan other than Seitel's 401(k) Plan;

                  (v) Hazardous Substances. To the best knowledge and belief of each Borrower, except as would not have a Material Adverse Change:

                        (i)         no Property of any Borrower is
                  currently on or has ever been on, or is
                  adjacent to any Property which is on or has ever been on, any federal or state list of Superfund Sites;

                       (ii) no Hazardous Substances have been generated, transported, and/or disposed of by any Borrower at a site which was, at the time of such generation, transportation, and/or disposal, or has since become, a Superfund Site;

                      (iii) except in accordance with applicable Requirements of Law or the terms of a valid permit, license, certificate, or approval of the relevant Governmental Authority, no Release of Hazardous Substances by any Borrower or from, affecting, or related to any Property of any Borrower or adjacent to any Property of any Borrower has occurred; and

                       (iv) no Environmental Complaint has been received by any Borrower;

                  (w) No Holding Company No Borrower is a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (x) Use of Intellectual Property. Borrowers own or are licensed to use all Intellectual Property necessary to conduct all business material to their financial condition, business, or operations as such business is currently conducted. Except as disclosed on Exhibit "K" hereto or hereafter from time to time to Banks pursuant to Section 7.1(l)(iii) hereof, no claim has been asserted or is pending by any Person with the respect to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any such Intellectual Property; and no Borrower knows of a valid basis for any such claim. The use of such Intellectual Property by the Borrowers does not infringe on the rights of any Person, except for such claims and infringements as do not, in the aggregate, give rise to any material liability on the part of any Borrower;

                  (y) No Acts of God. Neither the business nor any Property of any Borrower has been materially adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property, or cancellation of contracts, permits, or concessions by any Governmental Authority, riot, activities of armed forces, or acts of God;

                 (z) No Events of Default. No event has occurred and no condition exists which would, upon the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default;

                  (aa) Existing Relationships. There exists no actual or threatened termination, cancellation, or limitation of, or any modification or change in, the business relationship between any Borrower with any customer or any group of customers whose purchases individually or in the aggregate are material to the business of any Borrower, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially adversely affect any such Borrower or prevent the particular Borrower from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted; and

                  (ab) Agreements Among Borrowers. Borrowers have entered into a variety of agreements between and among Borrowers (the "Agreements Among Borrowers"), all of which Agreements Among Borrowers are of material economic benefit to each of Borrowers that are parties thereto. Borrowings by each of Borrowers under the Revolving Line will materially benefit (directly and indirectly) and are essential to all of Borrowers (individually and collectively) in the continuing conduct of their respective businesses by virtue of, among other reasons, substantial inter-corporate business and financial relationships between and among Borrowers, the ability of Borrowers to borrow at more favorable interest rates and upon more favorable terms and conditions together than could Borrowers if they borrowed individually rather than as a group, and the need for each of Borrowers, directly or indirectly, to have the financial capacity to perform under the terms of the Agreements Among Borrowers. Borrowers shall not, solely as a result of the representations and warranties set forth in this Section be deemed to be engaged in a partnership or joint venture. Prior to the Closing Date, each of Borrowers is solvent, and able to pay its debts as they come due. Each of Borrowers has adequate capital to conduct the business in which it is engaged. The acceptance by any of Borrowers of advances hereunder shall be deemed to be a representation and warranty to Banks that each of the Borrowers has benefitted (directly and indirectly) from the advance, is solvent at the time of such advance, and otherwise that the representations and warranties of Borrowers in this Agreement are true and correct as if made again on the date of such advance.


                                                     SECTION 5
                                     SECURITY INTEREST OF BANKS IN COLLATERAL

                 5.1 Creation of Security Interest. As security for the payment and performance of all Liabilities, Banks and Agent for the benefit of Banks shall have and Borrowers (individually and collectively) subject to the terms of
Section 5.7, hereby grant to each Bank and Agent for the benefit of Banks a continuing lien on, security interest in and right of setoff against the following Collateral:

                  All of each of Borrowers' now or hereafter owned, existing, created, arising or acquired:

                  (a)      Accounts;

                  (b)      Inventory;

                  (c)      General Intangibles;

                  (d) Equipment (excluding office equipment, furnishings and Exsol's, Offshore's, and Geophysical's Equipment not constituting Seismic Data);

                  (e)      Seismic Data;

                  (f) instruments, notes, notes receivable, documents, documents of title, policies and certificates of insurance, securities, chattel paper, deposits, cash and other similar property now or hereafter owned by one or more of Borrowers or in which one or more of Borrowers now or hereafter has an interest, including, without limitation, any and all such property as may now or hereafter be in the possession of or deposited with Agent or one or more of Banks, or otherwise assigned to Agent or one or more of Banks, or as to which Agent or one or more of Banks may now or hereafter control possession by documents of title or otherwise;

                  (g) all books and records now owned and hereafter acquired relating to any other Collateral and all files, correspondence, computer programs, tapes, disks, and related data processing software owned by any Borrower or in which any Borrower has an interest that contains information concerning or relating to any of the other Collateral or any item thereof;

                 (h) all of the Pledged Stock, and all right, title, and interest of Offshore as a joint venturer of Digitel; and

                  (i) substitutions, accessions, additions, parts, accessories, replacements, Proceeds and products of, for and to any and all of the foregoing, including, without limitation, insurance and tort proceeds, and any and all income and other proceeds and payments from the sale, lease, collection, licensing, transfer, exchange, disposition or use of any and all of the foregoing, and any and all such substitutions, accessions, additions, parts, accessories, replacements, Proceeds and products in the form of any of the property described or referenced in
         (a) through (h) above.

                  No submission by Borrowers to Banks or Agent of any schedule or other particular identification of Collateral shall be necessary to vest in Banks and Agent for the benefit of Banks a security interest in each and every item of Collateral now existing or hereafter created or acquired, but rather, such security interest shall vest in Banks and Agent for the benefit of Banks immediately upon the creation or acquisition of any item of Collateral, without the necessity for any other or further action by Borrowers or Banks and Agent for the benefit of Banks; provided, however, that Borrowers shall execute such other and additional documents, instruments and agreements as reasonably may be required by Banks or Agent for the benefit of Banks to evidence the security interests contemplated hereby. In addition to and without limitation of the rights and remedies of Banks or Agent for the benefit of Banks with respect to any copyright, trademark, patent or service mark and other Collateral under this Agreement or otherwise, Borrowers (individually and collectively) hereby each grant, assign and transfer to Banks and Agent for the benefit of Banks, a fully-paid, royalty-free, perpetual, non-exclusive, unrestricted license to use, modify, reproduce, distribute and sublicense any copyright, trademark, patent or service mark; provided, however, that the foregoing license shall not be effective unless and until an Event of Default shall have occurred, at which time, the aforementioned license shall commence and be effective automatically without further action, consent or approval of Borrowers, but shall terminate upon full payment and performance of the Liabilities.

                 5.2 Perfection of Security Interests. To the extent allowable under applicable law, the UCC shall govern the security interests provided for herein. In connection therewith, Borrowers (at Borrowers' expense) shall take such steps and execute, deliver and file (as applicable) (or cause the execution, delivery and filing (as applicable of) such financing statements, continuation statements, agreements (including, without limitation, security agreements and landlord, creditor and mortgagee subordination agreements), documents, and papers (all in form and substance acceptable to Agent and Banks) as Agent and Banks may from time to time request to perfect or preserve the perfection and priority of Banks' and/or Agent's for the benefit of Banks' security interests granted hereby or by any of the other Credit Documents. Borrowers hereby appoint and empower Agent, or any employee of Agent which Agent may designate for the purpose, as its attorney-in-fact, to execute and/or endorse (and file, as appropriate) on its behalf any documents, agreements, papers, checks and financing statements which, in Agent's sole judgment (but with the approval of the Required Banks), are necessary to be executed and/or filed in order to (a) perfect or preserve the perfection and priority of Banks' and/or Agent's for the benefit of Banks' security interests granted hereby or by any of the other Credit Documents; and (b) collect or realize upon the Collateral or otherwise exercise all rights and remedies under any of the Credit Documents or applicable law.

                 5.3 Other Laws; Power of Attorney. If, by reason of location of one or more of Borrowers, the Collateral or otherwise, the creation, validity, or perfection of security interests provided for herein are or may be governed, in whole or in part, by law other than the Uniform Commercial Code of Texas, Borrowers shall take such steps and execute and deliver such documents, agreements, papers and financing statements as Agent may from time to time request to comply with the Uniform Commercial Code, the Uniform Trust Receipts Act, the Factors Lien Act, or other laws of Texas or other states or jurisdictions, or to comply with the Ship Mortgage Act, the Federal Aviation Act, the Copyright Act, the Patent Act, the Lanham Trademark Act, or any other federal law or regulation. Borrowers hereby appoint and empower Agent, or any employee of Agent which Agent may designate for the purpose, as its attorney-in-fact, to execute and/or endorse (and file, as appropriate) on its behalf any documents, agreements, papers, checks and financing statements which, in Agent's sole judgment (but with the approval of the Required Banks), are necessary to be executed and/or filed in order to (a) perfect (under all applicable laws) or preserve the perfection and priority of Banks' and Agent's for the benefit of Banks' security interests granted hereby or by any of the other Credit Documents; and (b) collect or realize upon the Collateral or otherwise exercise all rights and remedies under any of the Credit Documents or applicable law.

                 5.4 Obligations Secured. The security interest in, general lien upon, and right of set-off against the Collateral provided for in Section 5.1 is granted to secure the payment and other performance of all Liabilities whether now existing or hereafter arising, under or in connection with this Agreement, the Notes, or the other Credit Documents, and any amendments, modifications, restatements, or substitutions thereof.

                 5.5 Miscellaneous Collateral Provisions. The security interest and other rights of Banks and Agent on behalf of Banks hereunder shall not be impaired by any indulgence, moratorium, or release granted by Banks, including, but not limited to: (a) any renewal, extension, or modification which Banks may grant with respect to the Notes; (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Banks may grant in respect of any item of the Collateral, or any part thereof or any interest therein; or
(c) any release or indulgence granted to any endorser, guarantor, or surety of the Notes.

                 5.6 Filing Reproductions. At the option of Banks and Agent on behalf of Banks, a photocopy or other reproduction of this Agreement or of a financing statement covering the Collateral shall be sufficient and may be filed as a financing statement.

                 5.7 Independent Grants of Security Interests. Notwithstanding anything in Section 5.1 or elsewhere in this Agreement to the contrary, except to the extent any Collateral is owned jointly among two or more of the Borrowers (in which case the security interest in such Collateral is created jointly by all Borrowers owning the particular Collateral), each Borrower has and does hereby severally (and not jointly or conditionally) create a security interest in and to the Collateral owned by the respective Borrower. The validity of any grant and creation of security or other pledge or right of offset in and to any of the Collateral by any of the Borrowers shall not be affected in any way by a holding of a court, pursuant to the Bankruptcy Code or otherwise, that the security interest granted herein by any other particular Borrower is void and ineffective for any reason.


                                   SECTION 6
                             COLLECTION OF ACCOUNTS

                 6.1 Collection. Borrowers shall direct all Account Debtors to remit payments on Accounts directly to the Lockbox. If Borrowers (or any of them) receive any payments on Accounts, Borrowers shall notify Agent of such as received and shall hold the same in trust for Banks and Agent for the benefit of Banks without commingling the same with other funds of Borrowers and shall turn the same over to Agent immediately upon receipt in the identical form received. All Account payments and other Proceeds transmitted to Agent via the Lockbox, by Account Debtors, Borrowers, or otherwise, shall be transferred daily by Agent from the Lockbox and deposited into the Remittances Account; the maintenance of any such account shall be solely for the convenience of Banks and Agent for the benefit of Banks, and Borrowers shall not have any right, title, or interest in or to any such account or in the amounts at any time appearing to the credit thereof. Agent may apply and credit Account payments and other Proceeds transmitted to Agent via the Lockbox, by Account Debtors, Borrowers, or otherwise, against the outstanding balance in Borrowers' Loan Account, however, Agent shall not be required to credit Borrowers' Loan Account with the amount of any check or other instrument constituting provisional payment until Agent has received final payment thereof at its office in cash or solvent credits accepted by Agent. Thereafter, unless an Event of Default shall have occurred and be continuing, any amounts remaining in the Remittances Account shall be made available to Borrowers by deposit into Seitel's operating account or in such other manner acceptable to Banks and Borrowers. In addition, Borrowers shall, at the request of Agent, notify their Account Debtors of the security interest of Banks and Agent for the benefit of Banks in any Account and shall instruct Account Debtors to remit payments directly to Agent (or as Agent shall otherwise request), and Agent may itself at any time so notify Account Debtors. For the purposes hereof, any Proceeds transmitted to or otherwise received by Agent shall be deemed held by Agent for the prorated benefit of Banks. Nothing herein shall be deemed to diminish or limit any of Banks' or Agent's for the benefit of Banks' rights or remedies arising under applicable law, this Agreement, or otherwise.

                 6.2 Collection Actions By Borrowers. Borrowers (a) shall (i) upon any Bank's request deliver any instrument or chattel paper evidencing or constituting an Account to Agent for the benefit of Banks, and (ii) use their best efforts to collect all of their respective Accounts in a commercially reasonable manner; and (b) agree that no court action or other legal proceeding or garnishment, attachment, repossession of property, detinue, sequestration or any other repossession covered by an Account shall be attempted by one or more of Borrowers except by or under the direction of competent legal counsel. BORROWERS, JOINTLY AND SEVERALLY, HEREBY AGREE TO INDEMNIFY AND HOLD AGENT AND BANKS HARMLESS FOR ANY LOSS OR LIABILITY OF ANY KIND OR CHARACTER WHICH MAY BE ASSERTED AGAINST AGENT AND/OR BANKS BY VIRTUE OF ANY SUIT FILED, PROCESS ISSUED, OR ANY REPOSSESSION OR ATTEMPTED REPOSSESSION DONE OR ATTEMPTED BY ONE OR MORE OF BORROWERS OR BY VIRTUE OF ANY OTHER ACTIONS OR ENDEAVORS WHICH ONE OR MORE OF BORROWERS MAY MAKE TO COLLECT ANY COLLATERAL.


                                   SECTION 7
                             AFFIRMATIVE COVENANTS

                 7.1 Affirmative Covenants. In addition to the covenants and agreements of Borrowers made elsewhere in this Agreement, unless Banks shall otherwise consent in writing, until all of the Liabilities have been paid and satisfied, Borrowers (individually and collectively) shall:

                 (a) Defend Collateral. Defend the Accounts, the Seismic Data, and each and every other item of Collateral and all Proceeds and products thereof against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Banks;

                  (b) Pay Taxes and Assessments. Pay all taxes or charges levied on or with respect to the Collateral, and will at all times keep the Accounts, the Seismic Data, and each and every other item of Collateral free and clear of all liens, claims, charges, security interests, and encumbrances whatsoever, except as otherwise expressly provided herein. If any lien, charge, claim, security interest, or encumbrance shall arise, or be claimed or asserted with respect to the Accounts, the Seismic Data, or any other item of Collateral, Banks may, without notice to Borrowers (notwithstanding Section 3.15 hereof), pay such taxes, assessments, charges, or claims, and take any and all other actions (including the payment of money) deemed desirable by Banks to remove any such lien, charge, claim, security interest, or encumbrance, and Borrowers agree that the amounts thereof shall be charged to Borrowers' Loan Account created hereby and shall bear interest at the rate of interest then borne by Borrowers' obligations under the Notes;

                  (c) Maintain Valid Security Interest. Take all actions that Banks may reasonably request to establish and maintain a valid security interest in the Accounts, the Seismic Data, and each and every other item of Collateral, free and clear of all other liens, claims, charges, security interests, and encumbrances whatsoever, except for Permitted Liens or as otherwise expressly provided herein;

                  (d) Notice of Name Change. Give Banks thirty (30) days prior written notice of any change in any Borrower's name or location of its chief office, and execute and deliver to Banks all financing statement amendments and other documents requested by Banks prior to such name change becoming effective;

                  (e) Financial Reporting. Deliver to Banks such information regarding the business affairs, financial condition, assets, liabilities, operations, and transactions of Borrowers as Banks may reasonably request, and, without limiting the foregoing, furnish to Banks the following:

                  As soon as available, and in any event within 90 days from the end of Seitel's fiscal year, an audited financial statement for Seitel, prepared by its independent certified public accountant, showing the financial condition of Seitel, on a consolidating and consolidated basis, at the close of such fiscal year and the results of its operations during such fiscal year, which financial statements shall be materially complete and correct, prepared in accordance with GAAP, and shall include, but shall not be limited to, an operating statement, an income statement, a balance sheet, a reconciliation of equity amounts, a source and application of funds report, and such other matters as Banks may request. A Compliance Certificate, dated as of Seitel's fiscal year end, signed by a Responsible Officer of Seitel shall be submitted contemporaneously with the foregoing financial statements;

                  As soon as available, and in any event within 45 days from the end of each fiscal quarter of Seitel, internally prepared financial statements for Seitel, on a consolidating and consolidated basis, signed by a Responsible Officer, and showing the results of its operations during such fiscal quarter, which statements shall include, but shall not be limited to, an operating statement, an income statement, a balance sheet, profit and loss statement, and such other matters as Banks may reasonably request;

                  As soon as available, and in any event within 45 days from the end of each fiscal quarter of Seitel which is not also Seitel's fiscal year end, a Compliance Certificate dated as of the end of such fiscal quarter, signed and certified by a duly authorized officer of Seitel;

                  On or before the 15th day of each calendar month or more often as requested by Banks, a Borrowing Base Report supported by the following, each on a form satisfactory to Banks: (A) account receivable agings for Data, Seitel, Exsol, Geophysical, and Digitel; (B) listing of Seitel's term receivables (including a listing of related payment terms and a listing of all payments received with respect thereto since the last listing); (C) account payable aging for each Borrower; (D) rebate listing for each Borrower; (E) detailed calculation of all Accounts which do not constitute an Eligible Accounts; and (F) any other information relating to the foregoing, as may be required by Banks;

                  On or before the forty-fifth (45th) day of each calendar quarter, Borrowers' Benchmark Analysis Report and Summary of Data Banks Report, in form reasonably acceptable to Banks, detailing Seismic Data and Eligible Inventory as of the last day of the immediately preceding calendar quarter;

                  Within 10 days after the execution thereof, copies of all contracts, letter agreements, notes, and other instruments providing for the time and manner of the payment of term receivables (i.e., payable in multiple installments, as a deferred payment, or on terms other than 30 days);

                  As and when requested by any Bank, copies of all Participation Agreements, joint venture and partnership agreements, and Licensing Agreements; and

                  Such other documents, instruments, data, or information of any type requested by any Bank with respect to Accounts, Seismic Data, and any other Collateral, including, without limitation, information regarding Offshore, Digitel, the Digitel Agreement, and any and all cash distributions and other payments now or hereafter due in connection with any of the foregoing.

         Any information or documents delivered Banks hereunder, whether addressed to either or both Banks, may be relied upon by each Bank to the same extent as if the information or documents, or any certification by Borrowers with respect thereto, were addressed to both Banks.

                  (f) Federal Reporting. Concurrently with the submission of the quarterly financial statements submitted pursuant to Section 7.1(e)(ii), provide Banks with a true and correct copy of the 10-Q report filed by Seitel for such fiscal quarter, and concurrently with the submission of the annual Financial Statement submitted pursuant to
         Section 7.1(e)(i), provide Banks with a true and correct copy of the 10-K Report filed by Seitel for such fiscal year. Within 30 days after the filing thereof, Seitel shall provide to Banks copies of its 8-K Report or any other documents filed by (or on behalf of) Seitel or any other Borrower with the Securities and Exchange Commission or any similar state agency. Further, Seitel shall deliver to Banks within five days after any material report (other than financial statements) or other communication is sent by Seitel or any of its Subsidiaries to their respective stockholders or any other report, request, or notice is filed by Seitel or any of its Subsidiaries with the Securities and Exchange Commission or any successor or analogous Governmental Authority, copies of such report or communication;

                  (g) Decrease in Value. Promptly upon any reduction or diminution in the face value of any Account, Borrowers shall advise Banks thereof and, if requested by either Bank, submit a signed writing to the Banks explaining the circumstances resulting in such reduction;

                  (h) Movement of Inventory. Prior to moving any Inventory, for any purpose other than the sale thereof, into any location, other than a location in which any Borrower has heretofore disclosed in writing to Banks, any Borrower shall (i) promptly inform Banks of such move, (ii) execute and deliver appropriate financing statements necessary to perfect the security interest granted in the Security Agreement in the particular state in which the Inventory is to be located, and (iii) cause the landlord, tenant, and/or subtenant at the particular location to execute and deliver to Banks a lien waiver, in form and substance satisfactory to Banks;

                  (i) Location of Records. Give Banks written notice of each office of Borrowers at which Seismic Data and records of Borrowers pertaining to Accounts, Seismic Data, General Intangibles and contract rights are kept. Except as such notice is given, all Seismic Data and records of Borrowers pertaining to Seismic Data, Accounts Receivable, General Intangibles and contract rights are and shall be kept at Borrowers' respective chief executive offices as noted on the first page of this Agreement (which Borrowers have represented and warranted are Borrowers' respective chief executive offices);

                 (j) Bankruptcy Code. Notify Banks of any filing under the Bankruptcy Code by, for or against any of Borrowers within two (2) business days of having knowledge of such filing;

                  (k) Inspection. Up to one time a calendar year if prior to the occurrence of an Event of Default, and at all times and from time to time after the occurrence of an Event of Default, allow Banks, by or through any of their respective officers, agents, employees, independent contractors, attorneys, or accountants, and at the sole cost and expense of Borrowers, (i) to examine, inspect, audit, or make extracts from any Borrower's books and records; (ii) to analyze financial statements; (iii) to arrange for verification of Accounts under reasonable procedures, directly with Account Debtors or by other methods; and (iv) to inspect and audit Inventory and other tangible property constituting Collateral at any time during normal business hours, with at least three Business Days prior notice prior to the occurrence of an Event of Default, or after the occurrence of an Event of Default without prior notice to any Borrower; provided that Banks, while performing any of the foregoing, does not unreasonably interrupt Borrowers' normal business operations;

                 (l) Additional Notices. Deliver to the Banks, immediately upon having knowledge of the occurrence of any of the following events or circumstances, a written statement with respect thereto, signed by a Responsible Officer of the notifying Borrower and setting forth the relevant event or circumstance and the steps being taken by the applicable Borrower with respect to such event or circumstance:

                  a Default or any Event of Default;

                  any default or event of default under any contractual obligation of any Borrower or any litigation, investigation, or proceeding between any Borrower and any Governmental Authority which, in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Change;

                  any litigation or proceeding involving any or all of the Borrowers as a defendant or in which any Property of any or all of the Borrowers is subject to a claim and in which the amount involved is $500,000.00 or more, and which is not covered by insurance or in which injunctive or similar relief is sought which could reasonably be expected to have a Material Adverse Change;

                  the receipt by any Borrower of any
                  Environmental Complaint;

                  any actual, proposed, or threatened testing or other investigation by any Governmental Authority or other Person concerning the environmental condition of, or relating to, any Property of any Borrower or adjacent to any Property of any Borrower which could result in a Material Adverse Change, following any allegation of a violation of any Requirement of Law;

                  any Release of Hazardous Substances by such Borrower or from, affecting, or related to any Property of such Borrower or adjacent to any Property of such Borrower which could result in a Material Adverse Change, except in accordance with applicable

                  Requirements of Law or the terms of a valid permit, license, certificate, or approval of the relevant Governmental Authority, or the violation of any Environmental Law, or the revocation, suspension, or forfeiture of or failure to renew, any permit, license, registration, approval, or authorization which could reasonably be expected to have a Material Adverse Change; and

                  any other event or condition which could reasonably be expected to have a Material Adverse Change.

                  (m) Legal Expenses of Banks. Upon request by the Agent, promptly reimburse the Agent for all reasonable fees and expenses of Jackson & Walker, L.L.P., special counsel to the Banks, in connection with the preparation of this Agreement and all documentation contemplated hereby, the satisfaction of the conditions precedent set forth herein, the filing and recordation of any Credit Documents, and the consummation of the transactions contemplated in this Agreement.

                  (n) Reimbursement of Certain Expenses. Upon request by the Agent, promptly reimburse the Agent (to the fullest extent permitted by law) for all amounts reasonably expended, advanced, or incurred by or on behalf of the Agent to satisfy any obligation of the Borrowers under any of the Credit Documents; to collect the Liabilities; to ratify, amend, restate, or prepare additional Credit Documents, as the case may be; for the filing and recordation of any Credit Documents; to enforce the rights of the Agent under any of the Credit Documents; and to protect the Properties or business of any Borrower including, without limitation, the Collateral, which amounts shall be deemed compensatory in nature and liquidated as to amount upon notice to the Borrowers by the Agent and which amounts shall include, but not be limited to (i) all court costs, (ii) reasonable attorneys' fees, (iii) reasonable fees and expenses of auditors and accountants incurred to protect the interests of the Agent, (iv) fees and expenses incurred in connection with the participation by the Agent as a member of the creditors' committee in a case commenced under any Insolvency Proceeding, (v) fees and expenses incurred in connection with lifting the automatic stay prescribed in ss.362 Title 11 of the United States Code, and (vi) fees and expenses incurred in connection with any action pursuant to ss.1129 Title 11 of the United States Code all reasonably incurred by the

         Agent in connection with the collection of any sums due under the Credit Documents, together with interest at the per annum interest rate equal to the Floating Rate, calculated on a basis of a calendar year of 365 or 366 days, as the case may be, counting the actual number of days elapsed, on each such amount from the date of notification that the same was expended, advanced, or incurred by the Agent until the date it is repaid to the Agent, with the obligations under this Section surviving the non-assumption of this Agreement in a case commenced under any Insolvency Proceeding and being binding upon the Borrowers and/or a trustee, receiver, custodian, or liquidator of the Borrower appointed in any such case;

                  (o) Insurance. Maintain insurance with respect to their Properties and businesses against such liabilities, casualties, risks, and contingencies as is customary in the relevant industry and sufficient to prevent a Material Adverse Change, all such insurance to be in amounts and from insurers reasonably acceptable to the Agent and, within 30 days of the Closing Date for property damage insurance covering Collateral and business interruption insurance, if any, maintained by Borrowers, naming the Agent as loss payee, and, upon any renewal of any such insurance and at other times upon request by the Agent, furnish to the Agent evidence, satisfactory to the Agent, of the maintenance of such insurance. The Agent shall have the right to collect, and the Borrowers (individually and collectively) hereby assign to the Agent, any and all monies that may become payable under any policies of insurance relating to business interruption or by reason of damage, loss, or destruction of any of the Collateral. In the event of any damage, loss, or destruction for which insurance proceeds relating to business interruption or Collateral exceed $500,000.00, the Agent may, at its option, apply all such sums or any part thereof received by it toward the payment of the Liabilities, whether matured or unmatured, application to be made first to interest and then to principal, and shall deliver to the Borrowers the balance, if any, after such application has been made. In the event of any such damage, loss, or destruction for which insurance proceeds are $500,000.00 or less, provided that no Event of Default has occurred and is continuing, the Agent shall deliver any such proceeds received by it to the Borrowers. In the event the Agent receives insurance proceeds not attributable to Collateral or business interruption, the Agent shall deliver any such proceeds to the Borrowers.

                 (p) INDEMNIFICATION. INDEMNIFY AND HOLD THE AGENT AND BANKS AND THEIR SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT, AND AFFILIATES AND EACH TRUSTEE FOR THE BENEFIT OF THE AGENT AND BANKS UNDER

         ANY CREDIT DOCUMENT HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, DAMAGES, LIABILITIES, FINES, PENALTIES, CHARGES, ADMINISTRATIVE AND JUDICIAL PROCEEDINGS AND ORDERS, JUDGMENTS, REMEDIAL ACTIONS, REQUIREMENTS AND ENFORCEMENT ACTIONS OF ANY KIND, AND ALL COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES), ARISING DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, FROM (i) THE PRESENCE OF ANY HAZARDOUS SUBSTANCES ON, UNDER, OR FROM ANY PROPERTY OF THE BORROWERS, WHETHER PRIOR TO OR DURING THE TERM HEREOF, (ii) ANY ACTIVITY CARRIED ON OR UNDERTAKEN ON OR OFF ANY PROPERTY OF THE BORROWERS, WHETHER PRIOR TO OR DURING THE TERM HEREOF, AND WHETHER BY THE BORROWERS OR ANY PREDECESSOR IN TITLE, EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF THE BORROWERS OR ANY OTHER PERSON AT ANY TIME OCCUPYING OR PRESENT ON SUCH PROPERTY, IN CONNECTION WITH THE HANDLING, TREATMENT, REMOVAL, STORAGE, DECONTAMINATION, CLEANUP, TRANSPORTATION, OR DISPOSAL OF ANY HAZARDOUS SUBSTANCES AT ANY TIME LOCATED OR PRESENT ON OR UNDER SUCH PROPERTY,
         (iii) ANY RESIDUAL CONTAMINATION ON OR UNDER ANY PROPERTY OF THE BORROWERS, (iv) ANY CONTAMINATION OF ANY PROPERTY OR NATURAL RESOURCES ARISING IN CONNECTION WITH THE GENERATION, USE, HANDLING, STORAGE, TRANSPORTATION OR DISPOSAL OF ANY HAZARDOUS SUBSTANCES BY THE BORROWERS OR ANY EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF THE BORROWERS WHILE SUCH PERSONS ARE ACTING WITHIN THE SCOPE OF THEIR RELATIONSHIP WITH THE BORROWERS, IRRESPECTIVE OF WHETHER ANY OF SUCH ACTIVITIES WERE OR WILL BE UNDERTAKEN IN ACCORDANCE WITH APPLICABLE REQUIREMENTS OF LAW, OR (v) THE PERFORMANCE AND ENFORCEMENT OF ANY CREDIT DOCUMENT, ANY ALLEGATION BY ANY BENEFICIARY OF A WRONGFUL DISHONOR BY THE AGENT AND BANKS OF A CLAIM OR DRAFT PRESENTED THEREUNDER (TO THE EXTENT RESULTING FROM A GOOD FAITH DISPUTE OF THE AMOUNT OF THE BORROWING BASE), OR ANY OTHER GOOD FAITH ACT OR OMISSION IN CONNECTION WITH OR RELATED TO ANY CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY OF THE FOREGOING IN THIS SECTION ARISING FROM NEGLIGENCE, WHETHER SOLE OR CONCURRENT, ON THE PART OF THE AGENT AND BANKS OR ANY OF THEIR SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT, OR AFFILIATES OR ANY TRUSTEE FOR THE BENEFIT OF THE AGENT AND BANKS UNDER ANY SECURITY INSTRUMENT; WITH THE FOREGOING INDEMNITY SURVIVING SATISFACTION OF ALL OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT, UNLESS ALL SUCH OBLIGATIONS HAVE BEEN SATISFIED WHOLLY IN CASH FROM THE BORROWERS AND NOT BY WAY OF REALIZATION AGAINST ANY COLLATERAL OR THE CONVEYANCE OF ANY PROPERTY IN LIEU THEREOF, PROVIDED THAT SUCH INDEMNITY SHALL NOT EXTEND TO ANY ACT OR OMISSION BY THE AGENT AND BANKS WITH RESPECT TO ANY PROPERTY SUBSEQUENT TO THE AGENT AND BANKS BECOMING THE OWNER OF SUCH PROPERTY AND WITH RESPECT TO WHICH PROPERTY SUCH CLAIM, LOSS, DAMAGE, LIABILITY, FINE,

          PENALTY, CHARGE, PROCEEDING, ORDER, JUDGMENT, ACTION, OR REQUIREMENT ARISES SUBSEQUENT TO THE ACQUISITION OF TITLE THERETO BY THE AGENT AND BANKS.

                  (q) Operating Account. Cause Seitel to maintain with Agent or its affiliate designated by Agent an operating account, which may be a controlled disbursement account, and Agent, at Agent's option, may make all advances hereunder into such operating account, and each Borrower expressly agrees that Agent may, at Agent's option, and with the authorization of the Required Banks, debit against such operating account any and all sums, amounts, charges, and payments due under or in connection with this Agreement and the Notes;

                  (r) Comply With Law. At all times comply with all present and future Requirements of Law applicable to, governing or affecting Borrowers, their operations, their Property, the Collateral, or any part of any of the foregoing, which violation or noncompliance individually or collectively might cause a Material Adverse Change, and shall immediately notify Banks of any and all alleged or asserted violations of any such law, ordinance, or regulation, which individually or collectively might cause a Material Adverse Change;

                 (s) Qualify as Foreign Corporation. Qualify as a foreign corporation in all other jurisdictions wherein the business now or hereafter transacted by any Borrower makes such qualifications necessary, and the failure to so qualify might cause a Material Adverse Change;

                  (t) Maintain Backup Data. Maintain any system reasonably requested by Banks for creating backup data on computer hardware, software, or firmware, such as lists of Account Debtors and Accounts; and pledge, and, after any Default hereunder, deliver to Banks such tapes or discs with respect thereto as may be required by Banks;

                  (u) Further Assurances. (i) Promptly correct, or cause to be promptly corrected, any defect, error, or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; and (ii) execute, acknowledge, deliver, and record or file, or cause to be executed, acknowledged, delivered, and recorded or filed, such further instruments, and do such further acts as may be necessary, desirable, or proper to carry out more effectively the purposes of this Agreement and such other instruments; and

                 (v) Landlord's Waivers. Within 120 days from the execution date of this Agreement, provide Banks with landlord's waivers (in a form acceptable to Banks) from each landlord of a location of any Borrower at which any Collateral is or will be stored and for which Banks (or their predecessors in interest) have not previously obtained a landlord's waiver (it being agreed that Borrower's lease of its main headquarters in Houston, Texas, which is at the address listed on page 1 hereof may contain a landlord's waiver for purposes of satisfying this subsection).


                                   SECTION 8
                               NEGATIVE COVENANTS

                 8.1 Negative Covenants of Borrowers. So long as Borrowers may borrow additional advances hereunder and in accordance with the terms and provisions of this Agreement and until payment in full of the Notes and the payment and performance of all other Liabilities of Borrowers hereunder, Borrowers (individually and collectively) covenant and agree, unless Banks shall otherwise consent in writing, that no Borrower shall, either directly or indirectly (for purposes hereof, actions of DDD Energy, Inc. shall not be deemed to be direct or indirect actions of Seitel or any other Borrower:

                  (a) Change of Location.  Change any office or location without
         (i) at least thirty (30) days prior written notice to Banks, and (ii) prior to making any such change, executing and delivering to Banks any additional financing statements or other documents that Banks may request;

                  (b) No Transfer of Collateral. Sell, transfer, lease, otherwise dispose of, or suffer to exist any lien, charge, claim, security interest, or encumbrance (except for Permitted Liens and as otherwise expressly provided herein) with respect to, any of the Collateral or any interest therein (or any of the Proceeds thereof, whether money, checks, money orders, drafts, notes, instruments, documents, chattel paper, Accounts, returns, or repossessions);

                  (c) No Change in Accounting Practices. Materially change accounting practices, methods, or standards or the reporting format for any information furnished Banks under the terms and provisions of this Agreement (unless required by GAAP), which accounting practices shall conform with GAAP throughout the term of this Agreement;

                 (d) No Purchase of Stock. Purchase or acquire, directly or indirectly, any shares of stock, evidences of indebtedness, or other securities of any person, corporation, or other entity, other than acquisitions of stock or securities of entities as a means of acquiring Seismic Data in accordance with Section 8.1(n)(ii) below;

                  (e) No  Change  in  Ownership.  Permit  Seitel,  or any of its
         Subsidiaries (other than DDD Energy, Inc.), to (i) liquidate, or discontinue or materially reduce their normal operations with intention to liquidate, (ii) merge or consolidate with or into any corporation, partnership, or other entity, or (iii) sell, lease, transfer, or otherwise dispose of (other than in the ordinary course of business), in any single instance (or in any group of related transactions), assets greater than the amount of $500,000.00, in the aggregate. Borrowers shall not cause, allow, or suffer to occur a change in the ownership or nature of any Borrower (other than Seitel). No Borrower shall change its name or identity without notifying Banks of such change in writing at least thirty (30) days prior to the effective date of such change and such Borrower shall take all steps necessary prior to any such change to maintain at all times the validity, perfection, and priority of all liens and security interests contemplated by and created in this Agreement;

                  (f) No Payment of Subordinated Debt. Make any payment upon any outstanding Subordinated Debt, except as expressly permitted by Banks in writing, other than the approximately $208,000.00 payment required to be made into the sinking fund for the Subordinated Debt on or about March 31, 1997, which may be made so long as no Default or Event of Default shall have occurred and be continuing at the time of such payment or be caused by such payment;

                  (g) Current Ratio. Permit Seitel to cause, allow, or suffer to occur its Current Ratio to be less than 1.0 to 1. The Current Ratio shall be tested quarterly as of the end of each fiscal quarter of Seitel. For purposes of this subsection, "Current Ratio" shall mean the ratio of Current Assets to Current Liabilities, calculated in accordance with GAAP; provided that, for purposes of this Agreement, the consolidated Current Assets and Current Liabilities of Seitel shall not include current assets and current liabilities of DDD Energy, Inc.;

                  (h) Debt to Tangible Net Worth Ratio. Permit Seitel to cause, allow, or suffer to occur its consolidated Debt to Tangible Net Worth Ratio to exceed 1.0 to 1. The Debt to Tangible Net Worth Ratio shall be tested quarterly as of the end of each fiscal quarter of Seitel. For purposes of this subsection, "Debt to Tangible Net Worth Ratio" shall mean the ratio of Seitel's Consolidated Total Debt to the consolidated Tangible Net Worth of Seitel. For purposes of this subsection, "Seitel's Consolidated Total Debt" shall mean all of Seitel's consolidated indebtedness and liabilities owing to Banks (or either of them), or any other Person, whether now or hereafter existing, created or arising, absolute or contingent, direct or indirect, joint or several, but excluding, for purposes of this Agreement, the Subordinated Debt. For purposes of this Agreement, indebtedness and liabilities and tangible net worth of DDD Energy, Inc. (including retained earnings of DDD Energy, Inc. and advances to and investments in DDD Energy, Inc. by Seitel and its Affiliates) shall not be included in the calculation of the foregoing ratio;

                  (i) Cash Flow Coverage Ratio. Permit Seitel to cause, allow, or suffer to occur its consolidated Cash Flow Coverage Ratio to be less than 2.5 to 1. The Cash Flow Coverage Ratio shall be calculated quarterly as of the end of each fiscal quarter of Seitel. For purposes of this subsection, "Cash Flow Coverage Ratio" shall mean the ratio of
         (i) Cash Flow for the 12 month period preceding the date of calculation, to (ii) Current Maturities for such period. For purposes of this subsection, "Cash Flow" shall mean, for any period, the sum of Seitel's Net Income for such period, plus depreciation, amortization, and other non-cash expenses for such period deducted in the determination of Seitel's Net Income for such period, less Seitel's non-cash income for such period. For purposes of this subsection,
         "Current Maturities" shall mean the sum of 1/5 of the lowest outstanding principal balance of the Revolving Line during the 12-month period preceding the date of calculation, plus scheduled principal payments made by any Borrower during the 12-month period preceding the date of calculation. The cash flow and scheduled principal payments of DDD Energy, Inc. shall not be included in the calculation of the Cash Flow Coverage Ratio;

                  (j) Transactions with Affiliates. Directly or indirectly, enter into any transaction (including the sale, lease, or exchange of Property or the rendering of service) with any Affiliate, other than upon fair and reasonable terms no less favorable than could be obtained in an arm's length transaction with a Person which was not an Affiliate, with the exception of transactions among Seitel and its Subsidiaries at cost, which shall not be subject to the terms of this subsection;

                  (k) Consolidated Tangible Net Worth. Permit Seitel's Consolidated Tangible Net Worth to be less than the sum of $80,000,000.00, plus 50% of positive Net Income for all calendar quarterly periods subsequent to September 30, 1994, plus 100% of all equity raised by Seitel after September 30, 1994, plus the net asset value of Polymer Dynamics, Inc. as of the closing of the acquisition thereof as described in Section 8.1(n);

                 (l)  No   Additional   Debt.   Permit  Seitel  or  any  of  its
          Subsidiaries (other than to DDD Energy, Inc.) to borrow any money, or otherwise incur any additional indebtedness of any kind, except for:

                  trade credit on open account in the
                  ordinary course of business;

                  obligations relating to Seitel's
                  Guaranty of DDD Energy, Inc.'s
                  obligations under the DDD Credit
                  Agreement;

                  intercompany loans to the extent
                  permitted in accordance with the
                  terms and provisions of Section
                  8.1(o);

                  indebtedness not to exceed
                  $1,000,000.00, in the aggregate
                  annually;

                  obligations relating to Seitel's
                  guaranty of obligations incurred by
                  DDD Energy, Inc. in the acquisition
                  of up to $350,000 worth of computer
                  work stations and related equipment
                  to be purchased or leased by DDD
                  Energy, Inc. within six months after
                  the Closing Date; and

                  up to $350,000.00 in indebtedness to
                  be incurred within six months after
                  the Closing Date for the acquisition
                  and improvements thereto of real
                  property by Polymer Dynamics, Inc.
                  for a warehouse and manufacturing
                  facility in Harris County, Texas, to
                  be used by Polymer Dynamics, Inc. in
                  its business.


         Without limiting the foregoing, none of Borrowers (individually or collectively) will obtain any loans in addition to the Revolving Line and the Geophysical Loan (as each may be amended or refinanced) from either Bank without the express written consent of the other Bank. Except pursuant to the terms of the Seitel Geophysical Guaranty and the Seitel DDD Guaranty, and except for the limited guaranty entered into by Seitel in connection with the Opseis Eagle Lease (as such term is defined in subsection (g) of the definition of Permitted Liens) and other guaranties entered into by Seitel in the ordinary course of business in favor of unrelated third parties to guarantee the contractual obligations (excluding the obligations to pay or repay borrowed funds or capital lease obligations) of its Subsidiaries, none of Borrowers (individually or collectively) shall guarantee any indebtedness of any other Person;

                  (m) No Transfer of Seismic Data. Permit Seitel or Data to sell, assign, or transfer any Seismic Data to any Person other than Banks (other than non-exclusive licenses of Seismic Data in the ordinary course of business) or to in any way encumber the Seismic Data, except to Banks; provided that Seitel may transfer its data bank to Data effective December 31, 1994;

                  (n) No Acquisitions of Other Entities. Acquire any corporation, partnership, or other entity (or any interest therein), except for (i) the equity investments by Seitel in wholly owned Subsidiaries of the net cash proceeds received by Seitel from the sale of Seitel equity securities on or after June 1, 1994, (ii) the acquisitions by Seitel and its Subsidiaries of Seismic Data in the ordinary course of business not exceeding a cost to Seitel and its Subsidiaries of more than $5,000,000.00 annually in the aggregate, whether by stock or asset purchase or acquisition or otherwise, and
         (iii) the acquisition by Polymer Dynamics, Inc., a Delaware corporation, of substantially all of the assets of Polymer Dynamics, Inc., a Texas corporation, in exchange for Seitel common stock;

                  (o) No Loans or Advances. Make, extend, or allow to remain outstanding any loans or advances to or investments in (i) any Persons which are not an Affiliate (except in the ordinary course of business)
         (ii) DDD Energy, Inc. after December 31, 1994, in excess of $25,000,000.00, in the aggregate; provided that during any period when the loans from the Banks set forth in the DDD Credit Agreement are not outstanding (including if such transaction fails to close for any reason), Borrower shall, within five Business Days after obtaining knowledge thereof, notify Banks in writing of the occurrence of any default by DDD Energy, Inc. in its timely payment of any indebtedness, and from and after the date on which they obtain knowledge thereof (until such default is waived or fully cured), advances and loans to DDD Energy, Inc. shall be limited to an additional $3,000,000.00 (but in no event shall aggregate loans and advances to DDD Energy, Inc. be in excess of $25,000,000.00), and (iii) any parent, non-wholly owned subsidiaries, shareholders, owners, directors, employees, officers, management, or other related persons or entities exceeding $3,000,000.00 in the aggregate at any one time outstanding;

                  (p) No  Dividends  or  Distributions.  Declare,  pay, or make, whether in cash or Property of the Borrower, any dividend or distribution on, or purchase, redeem, or otherwise acquire for value, any share of any class of its capital stock at any time that an Event of Default exists or would exist upon such payment;

                 (q) No Change in Basic Business. Expand into any line of business other than those in which a particular Borrower is engaged as of the date hereof (other than as specifically permitted herein);

                 (r) Purpose. Permit the proceeds of the Notes to be used for any purpose other than the purposes set forth in Section 3.7 of this Agreement;

                  (s) Permitted Transactions. Enter into any transaction which materially and adversely affects or may materially and adversely affect any of the Collateral or Borrower's ability to pay the Liabilities or permit or agree to any material extension, compromise, or settlement or make any material change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto, other than extensions, discounts, and allowances in the ordinary course of business; and

                  (t) No Purchase of Margin Security. Own, purchase, or acquire, (or enter into any contract to purchase or acquire), any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Banks shall have received an opinion of counsel satisfactory to the effect that such purchase or acquisition will not cause this Agreement to violate Regulations G, T, U or X or any other regulation of the Federal Reserve Board then in effect.


                                   SECTION 9
                        EVENTS OF DEFAULT; ACCELERATION

                 9.1 Events of Default. Each of the following shall and do constitute an event of default (the "Events of Default") under and for purposes of this Agreement:

                 (a) Payment Defaults. Default shall be made in the payment when due of any installments of principal or interest or other payments due under this Agreement or the Notes, or in the payment when due of any fee or other sum payable under any Credit Document and the default as to interest or fees shall remain uncured for a period in excess of three Business Days;

                  (b) Non Performance of Covenants. Default shall be made by any Borrower in the due observance or performance of any of its obligations under the Credit Documents, and such default shall continue for 30 days after the earlier of notice thereof to the Borrowers by the Agent, at the request of the Required Banks, or knowledge thereof by the Borrowers; provided that such 30 day notice shall not be required with respect to any payment default described in Section 9.1(a) or any other Event of Default specifically enumerated in any other subsection of this Section 9.1;

                 (c) Failure to Pay Insurance Payments. Failure of Borrowers to pay when any premium on (i) any insurance policy assigned to Agent or the Banks, or (ii) any insurance covering any Collateral, within any applicable grace period;

                 (d) Non Compliance With Inspections. Failure of any Borrower to fully comply with the terms and provisions of Section 7.1(k);

                  (e) Meeting of Creditors. Calling of a meeting of creditors of any Borrower by any Borrower (or attended by any Borrower) for the purpose of seeking the appointment of a state court receiver with respect to any Borrower or its assets, the filing of an involuntary bankruptcy case against any Borrower, or for any other purpose which materially impairs the Banks' Collateral or the likelihood of the Borrowers' fully paying and performing the Liabilities in a timely manner;

                 (f) Changes in Ownership or Senior Management. Any change in the nature of the business of any Borrower or in the senior management of Seitel (which shall be defined herein as Paul Frame, Horace Calvert, and Debra Valice) or acquisition by any Person or group of Persons acting together of more than 50% of the outstanding voting stock of any Borrower without the prior written consent of Banks;

                 (g) Fraud. Fraud or misrepresentation by or on behalf of any Borrower in its transactions with any Bank;

                 (h) Termination of Credit Document. A bankruptcy trustee attempts to terminate, or any other Person terminates, any Credit Document or other agreements between Borrowers (or any of them) and Banks;

                  (i) Breach of Warranty or Representation. Any representation or warranty made by any Borrower in any of the Credit Documents proves to have been untrue in any material respect or any representation, statement (including Financial Statements), certificate, or data furnished or made to Banks as an inducement for Banks agreeing to enter in to this Agreement, or in accordance with the terms of this Agreement, proves to have been untrue in any material respect as of the date the facts therein set forth were stated or certified;

                  (j) Default in Other Obligations. Failure by any Borrower, whether as principal or guarantor or other surety, to pay or perform under any bond, capital lease, debenture, note, or other evidence of indebtedness, or under any credit agreement, loan agreement, indenture, joint venture agreement, promissory note, or similar agreement or instrument executed in connection with any of the foregoing, and the aggregate amount of indebtedness related to such default or defaults shall exceed $500,000.00, and such defaults shall remain unremedied for in excess of the period of grace, if any, with respect thereto. The foregoing sentence shall not apply to any default to which the existence thereof is being diligently disputed or contested in good faith, but only to the extent the applicable Borrower has made adequate reserves therefor. Notwithstanding the foregoing, the failure (i) of Geophysical to fully perform under and in accordance with the terms of the Geophysical Loan Documents, (ii) of Seitel to fully perform under and in accordance with the terms of the Seitel Geophysical Guaranty and the Seitel DDD Guaranty, or (iii) of Offshore to fully perform under and in accordance with the terms and provisions of the Digitel Agreement, shall constitute an Event of Default hereunder;

                 (k) Failure to Satisfy Condition Precedent. Borrowers shall be unable to fully, completely, and timely satisfy any condition to a requested advance as specified in Section 2, and such inability shall continue for a period of 30 consecutive days;

                  (l) Insolvency. Any Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of it or all or a substantial part of its assets, (ii) file a voluntary petition commencing a bankruptcy or other insolvency proceeding, (iii) make a general assignment for the benefit of creditors, (iv) be unable, or admit in writing its inability, to pay their respective debts generally as they become due, or (v) file an answer admitting the material allegations of a petition filed against it in a bankruptcy or other Insolvency Proceeding;

                  (m)  Insolvency  Proceedings.  An order,  judgment,  or decree shall be entered against any Borrower by any court of competent jurisdiction or by any other duly authorized authority, on the petition of a creditor or otherwise, granting relief in any Insolvency Proceeding or approving a petition seeking reorganization or an arrangement of its debts or appointing a receiver, trustee, conservator, custodian, or liquidator of it or all or any substantial part of its assets, and such order, judgment, or decree shall not be dismissed or stayed within 60 days;

                  (n) Levy on Property. The levy against any significant portion of the Property of any Borrower or any execution, garnishment, attachment, sequestration, or other writ or similar proceeding which is not permanently dismissed or discharged within 60 days after the levy;

                  (o) Final Orders, Judgments, and Decrees. A final and non-appealable order, judgment, or decree shall be entered against Borrowers (individually or collectively) for money damages and/or indebtedness due in an amount in excess of $1,250,000.00, in the aggregate and such order, judgment, or decree shall not be dismissed or stayed within 60 days;

                  (p) Governmental Charges. Any charges are filed or any other action or proceeding is instituted by any Governmental Authority against any Borrower under the Racketeering Influence and Corrupt Organizations Statute (18 U.S.C. ss.1961 et seq.), the result of which could be the forfeiture or transfer of any material Property of such Borrower subject to a Lien in favor of the Banks without (i) satisfaction or provision for satisfaction of such Lien, or (ii) such forfeiture or transfer of such Property being expressly made subject to such Lien;

                  (q) Fraudulent Transfers. Any Borrower shall have (i) concealed, removed, or diverted, or permitted to be concealed, removed, or diverted, any part of its Property, with intent to hinder, delay, or defraud its creditors or any of them, (ii) made or suffered a transfer of any of its Property which is fraudulent under any bankruptcy, fraudulent conveyance, or similar law, (iii) made any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or (iv) shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its Property through legal proceedings or distraint which is not vacated within 60 days from the date thereof;

                 (r) Not a First Security Interest. Any security interest granted herein or in any other Credit Document against any Collateral, which in the aggregate may reasonably be valued by Banks to be in excess of $1,000,000.00, shall for any reason not, or cease to, create valid and perfected first-priority Liens against any Collateral (except for and exclusive of Permitted Liens and Accounts evidenced by instruments possession of which Banks have not requested hereunder);

                 (s) Material Adverse Change. The occurrence of a Material Adverse Change and the same shall remain unremedied for in excess of 30 days after notice given by the Agent, at the request of the Required Banks;

                  (t) Cessation of Business. Cessation of a substantial part of the business of any Borrower (other than Exsol) for a period which significantly affects such Borrower's capacity to continue its particular business, on a profitable basis; or any Borrower shall suffer the loss or revocation of any license or permit now held or hereafter acquired by such Borrower which is necessary to the continued lawful operation of all or any material part of its particular business; or any Borrower shall be enjoined, restrained, or in any way prevented by court, governmental, or administrative order from conducting all or any material part of its business affairs; or any Borrower shall be required by a Governmental Authority to dissolve, liquidate, or wind-up its business affairs; or any lease or agreement, which is material to any Borrower's business, pursuant to which any Borrower now or hereafter leases, uses, or occupies any property shall be cancelled or terminated prior to the expiration of its stated term and after such cancellation or termination, such Borrower is not otherwise entitled to use such property;

                  (u) Contest by Borrower or Affiliate. Any Borrower or any Affiliate of any Borrower shall challenge or contest in any action, suit, or proceeding the validity or enforceability of this Agreement or any of the other Credit Documents, the legality or enforceability of any of the Liabilities, or the perfection or priority of any lien granted to Banks and Agent; and

                  (v) Transfer of Stock. Title to any of the stock or other interest in any Borrower (other than Seitel) (including the Pledged Stock) directly or indirectly shall be transferred, pledged, or otherwise encumbered (except to Banks).

                                   SECTION 10
                      POWER TO SELL OR COLLECT COLLATERAL;
                              RIGHTS AND REMEDIES

                10.1 Acceleration. Upon the occurrence of an Event of Default, Agent, with the approval of the Required Banks, immediately and without notice, may, at its option, declare that (a) all liabilities shall automatically become immediately due and payable, without presentment, demand, protest, notice of protest, default, or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, or other notice of any kind, except as may be provided to the contrary elsewhere herein, all of which are hereby expressly waived by the Borrowers; and (b) the Commitment shall immediately cease and terminate unless and until reinstated by the Agent, with the written approval of the Required Banks.

                10.2 Rights and Remedies With Respect to Collateral. Notwithstanding anything herein to the contrary, upon the happening of any Event of Default, Agent, with the approval of the Required Banks, is thereafter fully authorized and empowered (without the necessity of any consent or authorization) and the right is expressly granted to Agent, with the approval of the Required Banks, and Borrowers (individually and collectively) hereby appoint and make Agent (on behalf of Banks) as each Borrower's true and lawful attorney-in-fact and agent for each Borrower and in each Borrower's name, place, and stead with full power of substitution, in Agent's name or any Borrower's name or otherwise, for Agent's use and benefit (for and on behalf of the Banks), but at Borrowers' cost and expense, to exercise, without notice, all or any of the following powers at any time with respect to all or any of the Collateral: (a) notify Account Debtors to make and deliver payment and/or provide performance directly to Agent (on behalf of Banks); (b) demand, sue for, collect, receive, and give acquittance for any and all moneys due or to become due by virtue of the Collateral, and otherwise deal with Proceeds; (c) receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by Agent (on behalf of Banks) in connection therewith; (d) settle, compromise, compound, prosecute, or defend any action or proceeding with respect thereto; (e) deal in or with the Collateral as fully and effectively as if Agent (on behalf of Banks) were the absolute owner thereof; and (f) extend or alter the time or manner of payment or performance of any or all thereof, grant waivers and make any allowance or other adjustment with reference thereto; provided, however, Agent (on behalf of Banks) shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under or the depreciation in value of, any Collateral. Agent, with the approval of the Required Banks, may receive, open, and dispose of mail addressed to any Borrower. Borrowers (individually and collectively) hereby irrevocably authorize and direct each Account Debtor, upon receipt of written notice from Agent, with the approval of the Required Banks, to pay or otherwise perform or accept performance of the obligations under the Accounts to, with, or for Agent, with the approval of the Required Banks, directly, and to continue to do so until otherwise notified by Agent, with the approval of the Required Banks. Each such Account Debtor shall have no duty to inquire or investigate as to whether an Event of Default shall have actually occurred or whether this Agreement shall have terminated, and no such person or entity shall be liable to any Borrower, its successors, or assigns for acting in reliance on Agent's notification as provided in this Section.

                10.3 Uniform Commercial Code Remedies. Upon the occurrence of any Event of Default, Agent, with the authorization of the Required Banks, shall have, in addition to and without limiting all other rights and remedies provided for herein and at law, the remedies of a secured party under the UCC (regardless of whether the UCC has been enacted in the jurisdiction where rights or remedies are asserted), including, without limitation, the right to take possession of the Collateral, and for that purpose Agent, with the approval of the Required Banks, may, so far as Borrowers (individually and collectively) can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom or take possession of same and store same on such premises pending disposition under the terms of this Agreement or applicable law. Agent, with the approval of the Required Banks, may require Borrowers (individually and collectively) to assemble the Collateral and make it available to Agent at a place designated by Agent which is reasonably convenient to both parties (and for purposes hereof, Banks and Agent acknowledge that the locations where the Seismic Data is currently stored, and which have been disclosed to Banks, shall satisfy such assembly and availability requirements except for Seismic Data located in Canada, which must be moved to Houston, Texas). Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent, at the request of the Required Banks, shall give to Borrowers at least five (5) days' written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Agent, with the approval of the Required Banks, may, at any time in its sole discretion, transfer any securities or other property constituting Collateral into its own name or that of its nominee, and receive the income thereon and hold the same as security for the Liabilities or apply it on principal or interest due on the Liabilities.

                10.4 Proceeds. Subject to the terms hereof, after the happening of any Event of Default, the proceeds of any sale of the Collateral and all sums received or collected by Agent (on behalf of Banks) from or on account of the Collateral shall be applied by Banks in the manner set forth in ss.9.504 of the UCC.

                10.5 Deficiency. Subject to the terms hereof, Borrowers shall remain, jointly and severally, liable to Banks for any unpaid Liabilities (to the extent owing by each such Borrower), advances, costs, charges, and expenses incurred by Banks in connection herewith, together with interest thereon, and shall pay the same immediately to Agent (on behalf of Banks) at the Principal Office.

                10.6 Agent's Duties. The powers conferred upon Agent by this Agreement are solely to protect Banks' interest in the Collateral, and shall not impose any duty upon Agent to exercise any such powers. Agent shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Liabilities, except as specifically provided in this Agreement, or to take any steps necessary to preserve any rights against prior parties. Neither Banks nor Agent shall be liable for failure to collect or realize upon any or all of the Accounts or the Collateral, or for any delay in so doing, nor shall Banks or Agent be under any duty to take any action whatsoever with regard thereto. Agent shall use reasonable care in the custody and preservation of any Collateral in its possession but need not take any steps to keep the Collateral identifiable. Neither Banks nor Agent shall have any duty to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Banks' rights in, any of the Collateral.

                10.7 Non-Judicial Remedies. To the fullest extent permitted by law, Agent, with the approval of the Required Banks, may enforce its rights and the rights of Banks hereunder without prior judicial process or judicial hearing, and Borrowers (individually and collectively) expressly waive, renounce, and knowingly relinquish any and all legal rights which might otherwise require Agent, with the approval of the Required Banks, to enforce its rights by judicial process. In so providing for non-judicial remedies, Borrowers (individually and collectively) recognize that such remedies are consistent with the usage of the trade, are responsive to commercial necessity, and are the result of bargain at arm's length. Nothing herein is intended to prevent Agent or Banks from resorting to judicial process at its or their option.

                10.8 Remedies Not Exclusive. No right, power, or remedy conferred in this Agreement, the Notes, any other Credit Document or any other agreement executed in connection herewith or any other document or agreement to which Borrowers and Banks are parties, or now or hereafter existing at law, in equity, or admiralty, by statute or otherwise, shall be exclusive, and each such right, power, or remedy, shall, to the full extent permitted by law, be cumulative and in addition to every other such right, power, or remedy.

                10.9 Successive Sales. The sale by Agent, with the approval of the Required Banks, of less than the whole of the Collateral (including, without limitation, the collection of certain Accounts) shall not exhaust the rights of Agent and Banks hereunder, and Agent, with the approval of the Required Banks, is specifically empowered to make successive sales and notices to Account Debtors hereunder until the whole of the Collateral shall be sold and collected. If the proceeds of any sale of less than the whole of the Collateral shall be less than the aggregate of Borrowers' Liabilities, this Agreement and the security interests created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made, provided, however, that no Borrower shall have any right to require sale of less than the whole of the Collateral, but Agent, with the approval of the Required Banks, shall have the right, at its sole election, to sell less than the whole of the Collateral.

                 10.10 Enforcement Against Particular Collateral. Agent, with the approval of the Required Banks, may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of Borrowers' Liabilities, in whole or in part, and in such portions and in such order as may seem best to Banks in their sole discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, or security interests evidenced by this Agreement.

                10.11 Suit Against Borrowers. Agent, with the approval of the Required Banks, may, at all times, proceed directly against Borrowers (or any of them) to enforce payment of Borrowers' Liabilities (to the extent owing by each Borrower) and shall not be required first to enforce its rights in the Collateral or any other security granted to it. Banks and Agent shall not be required to take any action of any kind to preserve, collect, or protect any of their or Borrowers' rights in the Collateral or any other security granted to it.


                                   SECTION 11
                        EXPENSES: PROCEEDS OF COLLATERAL

                11.1 Collection Costs. Without limiting any other provision of this Agreement, Borrowers, jointly and severally, shall pay to Banks and Agent on demand any and all expenses and costs of collection, including, without limitation, counsel fees, incurred or paid by Banks and Agent in protecting or enforcing its right upon or with respect to any of the Liabilities (to the extent such Borrower is obligated therefor) or the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of Liabilities or Collateral shall be applied to the payment of principal or interest on Liabilities in such order or preference as Banks may determine, but subject to the terms of Section , proper allowance for interest on all affected Liabilities not then due being made, and any excess shall be returned to Borrowers and Borrowers (jointly and severally) shall remain liable for any deficiency.


                                   SECTION 12
                                   THE AGENT

                12.1 Appointment. Each Bank hereby designates and appoints the Agent as the agent of such Bank under this Agreement and the other Credit Documents, and each Bank authorizes the Agent, as the agent for such Bank, to take such action on behalf of such Bank under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Credit Document, the Agent shall not have any duties or responsibilities except those expressly set forth herein or in any other Credit Document or any fiduciary relationship with any Bank; and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or any other Credit Document or otherwise exist against the Agent.

                12.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                12.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be
(a) required to initiate or conduct any litiga- tion or collection proceedings hereunder, except with the concurrence of the Required Banks and contribution by each Bank of its Commitment Percentage of costs reasonably expected by the Agent to be incurred in connection therewith, (b) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Credit Document (except for gross negligence or willful misconduct of the Agent or such Person), or (c) responsible in any manner to any Bank for any recitals, statements, representations or warranties made by the Borrowers or any officer of any of them contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Credit Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure of the Borrowers to perform their obligations hereunder or thereunder. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Borrower.

                12.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon the Bank One Note and the Compass
Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of the Bank One Note and the Compass Note as the owner thereof for all purposes unless and until a written notice of assignment, negotiation or transfer thereof shall have been received by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and contribution by each Bank of its Commitment Percentage of costs reasonably expected by the Agent to be incurred in connection therewith. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Banks. Such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Bank One Note and the Compass Note.

                12.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has received notice from a Bank or any Borrower, referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided that unless and until the Agent shall have received such directions, subject to the provisions of Section 12.3, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks. In the event that the officer of the Agent primarily responsible for the lending relationship with Borrowers or the officer of any Bank primarily responsible for the lending relationship with Borrowers becomes aware that a Default or an Event of Default has occurred and is continuing, the Agent or such Bank, as the case may be, shall use its good faith efforts to inform the other Banks and/or the Agent, as the case may be, of such occurrence. Notwithstanding the preceding sentence, failure to comply with the preceding sentence shall not result in any liability to the Agent or any Bank.

                12.6 Non-Reliance on Agent and Other Banks. Each Bank expressly acknowledges that neither the Agent nor any other Bank nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to such Bank and that no act by the Agent or any other Bank hereafter taken, including any review of the affairs of the Borrowers shall be deemed to constitute any representation or warranty by the Agent or any Bank to any other Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or any other Bank, and based on such docu- ments and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, condition (financial and otherwise) and creditworthiness of the Borrowers and the value of the Collateral and other Properties of the Borrowers and has made its own decision to enter into this Agreement. Each Bank also represents that it will, inde- pendently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropri-ate at the time, continue to make its own credit analysis, apprais-als and decisions in taking or not taking action under this Agree-ment and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, opera-tions, property, condition (financial and otherwise) and credit-worthiness of the Borrowers and the value of the Collateral and other Properties of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, condi-tion (financial and otherwise) or creditworthiness of the Borrowers or the value of the Collateral or other Properties of the Borrowers which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                 12.7 INDEMNIFICATION. EACH BANK AGREES TO INDEMNIFY THE AGENT AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT AND AFFILIATES (TO THE EXTENT NOT REIMBURSED BY THE BORROWERS AND WITHOUT LIMITING THE OBLIGATION OF THE BORROWERS TO DO SO), RATABLY ACCORDING TO THE COMMITMENT PERCENTAGE OF SUCH BANK, FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND WHATSOEVER WHICH MAY AT ANY TIME (INCLUDING, WITHOUT LIMITATION, ANY TIME FOLLOWING THE PAYMENT AND PERFORMANCE OF ALL LIABILITIES AND THE TERMINATION OF THIS AGREEMENT) BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT OR AFFILIATES IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY OTHER DOCUMENT CONTEMPLATED OR REFERRED TO HEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION TAKEN OR OMITTED BY THE AGENT OR ANY OF ITS OFFICERS,

                 DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT OR AFFILIATES UNDER OR IN CONNECTION WITH ANY OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, ANY LIABILITIES, CLAIMS, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS IMPOSED, INCURRED OR ASSERTED AS A RESULT OF THE NEGLIGENCE, WHETHER SOLE OR CONCURRENT, OF THE AGENT OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT OR AFFILIATES; PROVIDED THAT NO BANK SHALL BE LIABLE FOR THE PAYMENT OF ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING SOLELY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE AGENT OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT OR AFFILIATES. THE AGREEMENTS IN THIS SECTION SHALL SURVIVE THE PAYMENT AND PERFORMANCE OF ALL LIABILITIES AND THE TERMINATION OF THIS AGREEMENT.

                12.8  Primary  and   Secondary   Collateral.   It  is  expressly
understood and agreed that notwithstanding any past, existing, or future agreements between Compass Bank (or any of its affiliates, including Compass Alabama) and one or more of Borrowers and/or between Bank One and one or more of Borrowers, (a) the "Primary Collateral" (meaning all Collateral other than the Secondary Collateral, as defined below and herein used, but specifically including all deposits and other accounts of Borrowers, individually and collectively, now or hereafter located at any Bank), shall secure first the payment and performance of the Revolving Line (including all principal, interest, related costs and expenses) and the Proceeds of all such Primary Collateral and any realization thereupon shall be applied (i) first to the Revolving Line (including all principal, interest, and related costs and expenses) on a pro rata basis until the same is paid in full, (ii) then to the Geophysical Loan whether in satisfaction of Geophysical's obligation under the Geophysical Note or in satisfaction of Seitel's obligation under the Seitel Geophysical Guaranty (including all principal, interest, and related costs and expenses) until paid in full, and (iii) then to any and all other Liabilities on a pro rata basis, and (b) the "Secondary Collateral" (meaning Geophysical's Equipment in which Compass Alabama has a security interest under the Geophysical Documents, other than Equipment constituting Seismic Data, if any) shall secure first the payment and performance of the Geophysical Loan by Compass Alabama, and accordingly, such Secondary Collateral and any collection and/or realization thereupon shall be applied first to the Geophysical Loan (including, all principal, interest, fees, related costs, and expenses) until paid in full, next to the Liabilities owing to each Bank under the Revolving Line (including all principal, interest, and related costs and expenses) on a pro rata basis until paid in full, and then to any of the other Liabilities owing to either or both Banks until paid in full.

                 12.9 Restitution. Should the right of the Agent or any Bank to realize funds with respect to the Liabilities be challenged and any application of such funds to the Liabilities be reversed, whether by Governmental Authority or otherwise, or should the

Borrowers otherwise be entitled to a refund or return of funds distributed to the Banks in connection with the Liabilities, the Agent or such Bank, as the case may be, shall promptly notify the Banks of such fact. Not later than Noon, Central Standard or Daylight Savings Time, as the case may be, of the Business Day following such notice, each Bank shall pay to the Agent an amount equal to the ratable share of such Bank of the funds required to be returned to the Borrower. The ratable share of each Bank shall be determined on the basis of the percentage of the payment all or a portion of which is required to be refunded which was originally distributed to such Bank, if such percentage can be determined, or, if such percentage cannot be determined, on the basis of the Commitment Percentage of such Bank. The Agent shall forward such funds to the Borrowers or to the Banks required to return such funds. If any such amount due to the Agent is made available by any Bank after Noon, Central Standard or Daylight Savings Time, as the case may be, of the Business Day following such notice, such Bank shall pay to the Agent (or the Bank required to return funds to the Borrower, as the case may be) for its own account interest on such amount at a rate equal to the Federal Funds Rate for the period from and including the date on which restitution to the Borrowers is made by the Agent (or the Bank required to return funds to the Borrowers, as the case may be) to but not including the date on which such Bank failing to timely forward its share of funds required to be returned to the Borrowers shall have made its ratable share of such funds available.

                12.10 Agent in Its Individual Capacity. The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers as though the Agent were not the agent hereunder. With respect to any note issued to the Bank serving as the Agent, the Agent shall have the same rights and powers under this Agreement as a Bank and may exercise such rights and powers as though it were not the Agent. The terms "Bank" and "Banks" shall include the Agent in its individual capacity.

                12.11 Successor Agent. The Agent may resign as Agent upon ten days' notice to the Banks and the Borrowers. If the Agent shall resign as Agent under this Agreement and the other Credit Documents, Banks for which the Commitment Percentages aggregate at least 100% shall appoint from among the Banks a successor agent for the Banks, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent. The term "Agent" shall mean such successor agent effective upon its appointment. The rights, powers and duties of the former Agent as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Bank One Note and the Compass Note. After the removal or resignation of any Agent hereunder as Agent, the provisions of this Article 12 and Sections 7.1(m), (n), (o), and (p) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Credit Documents.

                 12.12 Applicable Parties. The provisions of this Article are solely for the benefit of the Agent and the Banks, and no Borrower shall have any rights as a third party beneficiary or otherwise under any of the provisions of this Article . In per- forming functions and duties hereunder and under the other Credit Documents, Agent shall act solely as the agent of the Banks and does not assume, nor shall it be deemed to have assumed, any obli- gation or relationship of trust or agency with or for any Borrower or any legal representative, successor and assign of any Borrower.


                                   SECTION 13
                                    GENERAL

                13.1 Waivers. Without limiting any other term or provision of this Agreement, Borrowers (individually and collectively), accommodation party, surety, endorser, or other person or entity liable for the payment or collection of the Liabilities expressly waive demand, presentment for payment, notice of protest, notice of intent to accelerate, notice of acceleration, notice of acceptance of this Agreement, and notice of loans made, credit extended, Collateral received or delivered, or other action taken in reliance hereon and all other demands and notices of any description. With respect both to the Liabilities and Collateral, Borrowers (individually and collectively) assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange, or release of any or all of the Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising, or adjusting of any thereof, all in such manner and at such time or times as Banks may deem advisable. Banks shall not be deemed to have waived any of their rights upon or under any of the Liabilities or Collateral unless such waiver be in writing and signed by Banks and Agent. No course of dealing and no delay or omission on the part of Banks in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion by Banks of any of their rights hereunder shall not be construed as a bar to or waiver of any right on any further occasion.

                13.2 Replacement of Prior Loan Agreement. Borrowers and Banks agree and acknowledge that this Agreement shall restate, modify, and fully replace the Prior Loan Agreement and that, as of the Closing Date, the terms and provisions of this Agreement shall govern and control the relationship among Agent, Borrowers and Banks (notwithstanding anything to the contrary herein, prior to, but not including, the Closing Date, the terms and provisions of the Prior Loan Agreement shall govern, except that any facts or circumstances that would have constituted a breach of any of the covenants or conditions under the Prior Loan Agreement from and after the Effective Date and up to the Closing Date, but that would not constitute a breach of any of the covenants and conditions under this Agreement, shall be deemed waived by Banks), except that Borrowers agree that the representations and warranties made by certain of the Borrowers in the Prior Loan Agreement were true and correct as of the date of the Prior Loan Agreement. Further, Borrowers agree and acknowledge that Compass Alabama has sold its right, title, and interest in and to the loans described in the Prior Loan Agreement to Compass, and that in connection therewith, as of the Closing Date, Compass has, among other things, succeeded Compass Alabama as Agent.

                13.3 Lien Continuation. The liens and security interests granted in the Prior Security Agreements and the Prior Loan Agreement are hereby renewed, extended, ratified, and confirmed as continuing to secure the payment of the indebtedness currently evidenced by the Notes, together with all of the other Liabilities. Without limiting the foregoing, each of the Prior Security Agreements is hereby amended to (a) replace all references herein to Compass Alabama with a reference to Compass (Compass having inured to all of the rights and obligations of Compass Alabama under each of the Prior Security Agreements),
(b) provide that each of the Prior Security Agreements is and shall be governed by the laws of the State of Texas, (c) to specifically secure the payments and performance of the Notes and other Liabilities, and (d) to otherwise be consistent with the terms and provisions of this Agreement. Nothing herein shall in any manner diminish, impair, or extinguish any of the indebtedness evidenced by the Notes or any of the liens and security interests heretofore or hereafter securing such indebtedness. There are no defenses, offsets, or other claims available to any Borrower with respect to the Notes, and the indebtedness evidenced thereby, and the other Liabilities.

                13.4 Notices. Any demand upon or notice to Borrowers that Banks or Agent may elect to give shall be effective upon delivery if such notice is given personally, or upon dispatch if deposited in the mails addressed to Seitel, on behalf of all Borrowers, at the mailing address shown at the beginning of this Agreement or, if any Borrower has notified Banks in writing of a change of address, to such Borrower's last address so notified. Demands or notices addressed to Seitel's address at which Agent customarily communicates with Seitel also shall be effective. Without limiting the foregoing, all notices or other communications required or permitted under this Agreement also shall be deemed to have been given (a) on the date of service if served personally on the party to whom notice is to be given, (b) on the day of transmission if sent by confirmed facsimile transmission, (c) on the day after delivery to Federal Express or similar overnight courier, properly addressed for prepaid delivery the next day, or (d) on the day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to such party.

                 13.5 Transfers and Participations. Any Bank may, at any time, sell, transfer or assign the Liabilities or any portion thereof to one or more commercial banks who is reasonably acceptable to Borrowers (to the extent such Borrower is obligated on the applicable Liability). Such Bank and the Agent may forward to each transferee and prospective transferee of all or any portion of or interest in the Liabilities, all documents and information relating to the Liabilities, whether furnished by any Borrower or otherwise obtained, as such Bank or the Agent determines necessary or desirable. Each Borrower agrees that each such permitted assignee shall be a "Bank" under this Agreement and may exercise all rights (including, without limitation, rights of set-off) with respect to the portion of the Liabilities held by it, subject to any agreements between such transferee and the transferor to such transferee. Notwithstanding the foregoing, no such participation or assignment shall increase or expand the liability (other than increases in the Borrowing Base) of any Borrower hereunder (and Banks specifically acknowledge that no Borrower shall be liable for any of the fees and expenses incurred by the Banks or the Agent in connection with such transfers and participations unless the transfer is requested by any Borrower), and Borrowers may deal solely with the Agent for purposes of providing notices, reports and payments hereunder. Notwithstanding anything in this Agreement to the contrary, no Bank other than Bank One or Compass shall be the Agent hereunder without the prior written consent of the Borrower.

                 13.6 GOVERNING LAW. THIS AGREEMENT AND THE CREDIT DOCUMENTS AND ALL RIGHTS AND OBLIGATIONS HEREUNDER AND THEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT THAT TEX. REV. CIV. STAT. ANN. ART. 5069-1.04, AS AMENDED, CH. 15, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS, SHALL NOT APPLY TO THIS AGREEMENT, THE NOTES, THE REVOLVING LINE, OR ANY TRANSACTION CONTEMPLATED HEREBY.

                13.7 Entire Agreement. This Agreement, the other Credit Documents, and the documents delivered hereunder or in connection herewith contain the entire agreement between the parties with respect to the subject matter hereof and thereof and, without limiting any other terms hereof, supersede all prior agreements relating to the subject matter hereof and thereof. In the event of actual conflict in the terms and provisions of this Agreement and any other Credit Document (including any Prior Security Agreement) or any of such other documents or any other instrument or agreement executed in connection with this Agreement or described or referred to in this Agreement, the terms and provisions of this Agreement shall control. No modification, consent, amendment, or waiver of any provision of this Agreement or any other Credit Document, nor consent to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by Banks, and then shall be effective only in the specific instance and for the purpose for which given. This Agreement is binding upon Borrowers, their successors and assigns, and inures to the benefit of Banks, their successors and assigns. All representations and warranties of Borrowers herein or in any other Credit Document, and all covenants and agreements herein, in any other Credit Document or in any document delivered hereunder or in connection herewith that are not fully performed before the effective date of this Agreement shall survive such date. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                13.8 Construction and Severability. This Agreement and the other Credit Documents shall be liberally construed in favor of Banks and Agent. In the event any one or more of the terms or provisions contained in this Agreement, in any other Credit Document or in any other instrument or agreement referred to herein or executed in connection with or as security for the Liabilities, or any application thereof to any person or circumstances, shall be declared prohibited, illegal, invalid or unenforceable to any extent in any jurisdiction, as determined by a court of competent jurisdiction, such term or provision, in that jurisdiction, shall be ineffective only to the extent of such prohibition, illegality, invalidity or unenforceability, or as applied to such persons or circumstances, without invalidating or rendering unenforceable the remaining terms or provisions hereof or thereof or affecting the validity or enforceability of such term or provision in any other jurisdiction or as to other persons or circumstances in such jurisdiction, unless such would effect a substantial deviation from the general intent and purpose of the parties, make a significant change in the economic effect of the transactions contemplated herein on any Bank, or impair the validity, perfection or priority of Banks' security interest in any Collateral or the validity of any guaranty or other security for the Liabilities, in which event a substitute provision shall be supplied by the court in order to provide Banks with the benefits intended by such invalid term or provision.

                13.9 Other Advances. Subject to Section 8.1(m) and all other relevant provisions of this Agreement, Borrowers and Banks acknowledge and agree that in the future, Borrowers (or any of them) may apply for and Banks may agree to fund additional loans to Borrowers (or any of them). Borrowers and Banks agree that all existing and hereafter created loans and other advances from Banks, or any of its predecessors or successors in interest, to Borrowers (or any of them), whether or not such loans are particularly described in this Agreement, as may be amended from time to time, shall constitute Liabilities for purposes of this Agreement and shall be subject to the terms, provisions, covenants, and agreements set forth in this Agreement.

                13.10 No Duty or Special Relationship. Borrowers (individually and collectively) acknowledge that Banks and Agent have no duty to Borrowers with respect to the loan transactions set forth in this Agreement except as expressly provided for in this Agreement and the other Credit Documents, and acknowledge that no fiduciary, trust, or other special relationship exists among Banks, Agent, and Borrowers.

                13.11 NO CONTROL BY BANKS. BORROWERS (INDIVIDUALLY AND COLLECTIVELY) AGREE AND ACKNOWLEDGE THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWERS IN THIS AGREEMENT AND IN THE OTHER CREDIT DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS- LENGTH NEGOTIATIONS BETWEEN BORROWERS AND BANKS. BANKS' RIGHTS AND REMEDIES PROVIDED FOR IN THIS AGREEMENT AND IN THE OTHER CREDIT DOCUMENTS ARE INTENDED TO PROVIDE BANKS WITH A RIGHT TO OVERSEE EACH BORROWER'S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THIS AGREEMENT, WHICH RIGHT IS BASED ON BANKS' VESTED INTEREST IN BORROWERS' ABILITY TO PAY THE NOTES AND PERFORM THE OTHER LIABILITIES. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THIS AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE BANKS THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF ANY BORROWER; PROVIDED THAT IF ANY BANK BECOMES THE OWNER OF ANY STOCK OF ANY
ENTITY, WHICH ENTITY OWNS AN INTEREST IN ANY BORROWER, WHETHER THROUGH FORECLOSURE OR OTHERWISE, SUCH BANK THEREAFTER SHALL BE ENTITLED TO EXERCISE SUCH LEGAL RIGHTS AS IT MAY HAVE BY BEING A SHAREHOLDER OF SUCH ENTITY.

                13.12 No Partnership. Nothing herein is intended, nor shall it be deemed or construed as, to create a partnership, joint venture, or common interest in profits or income among Borrowers and Banks, or to make Banks in any way responsible for the debts or losses of Borrowers or with respect to the Collateral. Borrowers and Banks disclaim any sharing of liabilities, losses, costs or expenses. Borrowers agree and acknowledge that all covenants, agreements, representations, and warranties made in this Agreement are made and agreed to by Borrowers, individually and collectively, on a joint and several basis.

                13.13 Calculation of Financial Covenants. Notwithstanding anything herein to the contrary, all financial covenants in this Agreement shall be calculated by Seitel on a consolidated basis; provided, that for purposes of this Agreement, DDD Energy, Inc. shall not be included in the calculation of any such financial covenants. Further, without limiting any other term or provision of this Agreement, to the extent Seitel or any of its Affiliates have made advances to or investments in DDD Energy, Inc., all such advances shall be excluded from Seitel's Consolidated Tangible Net Worth for purposes of this Agreement.

                13.14 No Restrictions on DDD Energy, Inc. The Parties acknowledge that one of Seitel's subsidiaries, DDD Energy, Inc., is currently negotiating with Banks for a loan to be secured primarily by oil and gas reserves and to be evidenced by the DDD Credit Agreement. The DDD Credit Agreement is anticipated to contain certain covenants and conditions, generally similar to those contained herein, with which DDD Energy, Inc. will be required to comply. Because DDD Energy, Inc.'s activities are expected to be governed by the DDD Credit Agreement, the parties acknowledge that the activities of DDD Energy, Inc. will not be governed by the terms of this Agreement unless otherwise specifically set forth herein.

                13.15 Binding Effect. All covenants and agreements of Borrowers under this Agreement shall bind the respective successors and assigns of Borrowers and shall inure to the benefit of Banks, Agent, and their successors and assigns. The rights of Borrowers under this Agreement are not assignable.

                13.16 Renewal of Indebtedness. All provisions of this Agreement relating to the Notes shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension or rearrangement of any part of the indebtedness originally represented by the Notes, or either of them, provided that nothing herein shall constitute a commitment or offer by Banks to such a renewal, extension or rearrangement.

                13.17 Banks' Discretion. In all matters hereunder that require Banks' discretion, (including, without limitation, whether Borrowers have satisfied any condition precedent), Banks shall use their sole and reasonable discretion, except as otherwise provided for herein. Further, Banks may, in their sole discretion, waive any of their rights with respect to a particular Event of Default.

                13.18 Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that any one counterpart be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

                13.19 Business Loans. Borrowers (individually and collectively) warrant and represent to Banks, and to all other holders of any debt evidenced by the Notes, that the loans evidenced by the Notes are and shall be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code.

                13.20 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF BANKS, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. BORROWERS (INDIVIDUALLY AND COLLECTIVELY) SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS, AND WAIVE ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST THEM BY BANKS IN ACCORDANCE WITH THIS SECTION.

                13.21 DECEPTIVE TRADE PRACTICES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWERS (INDIVIDUALLY AND COLLECTIVELY) HEREBY EXPRESSLY WAIVE EACH AND EVERY OF THEIR RIGHTS AND REMEDIES ARISING UNDER OR PURSUANT TO THE PROVISIONS OF SUBCHAPTER E, CHAPTER 17, TITLE 2 OF THE TEXAS BUSINESS AND COMMERCE CODE (OTHER THAN THE PROVISIONS OF SECTION 17.555 THEREOF), WHICH SUBCHAPTER IS KNOWN AS

THE "DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT". BORROWERS (INDIVIDUALLY AND COLLECTIVELY) REPRESENT AND WARRANT THAT THEY HAVE KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE THEM TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT THEY ARE NOT IN A SIGNIFICANT DISPARATE BARGAINING POSITION VIS A VIS ANY BANK AT THE TIME OF ENTERING INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                13.22 WAIVER OF RIGHTS TO JURY TRIAL. EACH OF THE BORROWERS, THE BANKS, AND THE AGENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF ANY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE ACTS OR OMISSIONS OF THE AGENT OR ANY OF THE BANKS, IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE AGENT AND THE BANKS ENTERING INTO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                                          BORROWERS:

                                          SEITEL, INC.


                                          By: /s/ Debra D. Valice
                                             -------------------------------
                                             Debra D. Valice, Vice President
                                             of Finance, Chief Financial
                                             Officer, Treasurer, and
                                             Secretary


                                          SEITEL DATA CORP.


                                          By: /s/ Debra D. Valice
                                             -------------------------------
                                             Debra D. Valice, Secretary and
                                             Treasurer


                                          SEITEL GEOPHYSICAL, INC.


                                          By: /s/ Debra D. Valice
                                             -------------------------------
                                             Debra D. Valice, Secretary and
                                             Treasurer

                                          SEITEL OFFSHORE CORP.


                                          By: /s/ Debra D. Valice
                                             -------------------------------
                                             Debra D. Valice, Secretary and
                                             Treasurer


                                          EXSOL, INC.


                                          By: /s/ Debra D. Valice
                                             -------------------------------
                                             Debra D. Valice, Secretary and
                                             Treasurer


                                           A BANK:

                                           BANK ONE, TEXAS, NATIONAL
                                           ASSOCIATION


                                          By: /s/ Damien Meiburger
                                             -------------------------------
                                             Damien Meiburger,
                                             Senior Vice-President



                                           AGENT AND A BANK:

                                           COMPASS BANK - HOUSTON


                                          By: /s/ Dorothy Marchand Wilson
                                             -------------------------------
                                             Dorothy Marchand Wilson,
                                             Vice-President